                        FELCOR LODGING TRUST INCORPORATED

                           5,400,000 Depositary Shares
                      Each Representing 1/100 of a Share of
                8% Series C Cumulative Redeemable Preferred Stock

                             Underwriting Agreement

                                                              New York, New York
                                                                   March 8, 2005

Morgan Stanley & Co. Incorporated
A.G. Edwards & Sons, Inc.
Deutsche Bank Securities Inc.
As Representatives of the several Underwriters,
c/o Morgan Stanley & Co. Incorporated
1585 Broadway
New York, New York  10036

Ladies and Gentlemen:

            FelCor Lodging Trust Incorporated, a corporation organized under the laws of the State of Maryland (the "Company"), proposes to sell to the several underwriters named in Schedule I hereto (the "Underwriters"), for whom you (the "Representatives") are acting as representatives, 5,400,000 depositary shares (the "Depositary Shares"), each representing 1/100 of a share of 8% Series C Cumulative Redeemable Preferred Stock, $0.01 par value, of the Company (the "Preferred Stock"). The Depositary Shares will be issued by SunTrust Bank (formerly SunTrust Bank, Atlanta), as Depositary (the "Depositary"), under a Deposit Agreement to be dated as of April 7, 2005, among the Company, the Depositary and the holders from time to time of the Depositary Receipts (as defined below) issued thereunder (the "Deposit Agreement"). The Depositary Shares will be evidenced by depositary receipts issued pursuant to the Deposit Agreement (the "Depositary Receipts"). The Preferred Stock, the Depositary Shares and the Depositary Receipts are collectively referred to herein as the "Securities." To the extent there are no additional Underwriters listed on
Schedule I other than you, the term Representatives, as used herein, shall mean you, as Underwriters, and the terms Representatives and Underwriters shall mean either the singular or plural as the context requires. Any reference herein to the Registration Statement, the Basic Prospectus, any Preliminary Final Prospectus or the Final Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to Item 12 of Form S-3, which were filed under the Exchange Act on or before the Effective Date of the Registration Statement or the issue date of the Basic Prospectus, any Preliminary Final Prospectus or the Final Prospectus, as the case may be; and any reference herein to the terms "amend," "amendment" or "supplement" with respect to the Registration Statement, the Basic Prospectus, any Preliminary Final Prospectus or the Final Prospectus shall be deemed to refer to and include the filing of any document under the Exchange Act after the Effective Date of the Registration Statement or the issue date of the Basic Prospectus, any Preliminary Final Prospec-

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tus or the Final Prospectus, as the case may be, deemed to be incorporated therein by reference. Certain terms used herein are defined in Section 18 hereof.

            1. Representations and Warranties. The Company represents and warrants to, and agrees with, each Underwriter as set forth below in this
Section 1.

            (a) The Company meets the requirements for use of Form S-3 under the Act and has prepared and filed with the Commission a registration statement on file number 333-46357 on Form S-3, including a related basic prospectus, for registration under the Act of the offering and sale of the Securities. The Company may have filed one or more amendments thereto, including a Preliminary Final Prospectus, each of which has previously been furnished to you. The Company will next file with the Commission one of the following: (1) after the Effective Date of such registration statement, a final prospectus supplement relating to the Securities in accordance with Rules 430A and 424(b), (2) prior to the Effective Date of such registration statement, an amendment to such registration statement (including the form of final prospectus supplement) or (3) a final prospectus supplement in accordance with Rules 415 and 424(b). In the case of clause (1), the Company has included in such registration statement, as amended at the Effective Date, all information (other than Rule 430A Information) required by the Act and the rules thereunder to be included in such registration statement and the Final Prospectus. As filed, such final prospectus supplement or such amendment and form of final prospectus supplement shall contain all Rule 430A Information, together with all other such required information, and, except to the extent the Representatives shall agree in writing to a modification, shall be in all substantive respects in the form furnished to you prior to the Execution Time or, to the extent not completed at the Execution Time, shall contain only such specific additional information and other changes (beyond that contained in the Basic Prospectus and any Preliminary Final Prospectus) as the Company has advised you, prior to the Execution Time, will be included or made therein. The Registration Statement, at the Execution Time, meets the requirements set forth in Rule 415(a)(1)(x).

            (b) On the Effective Date, the Registration Statement did or will, and when the Final Prospectus is first filed (if required) in accordance with Rule 424(b) and on the Closing Date (as defined herein), the Final Prospectus (and any supplement thereto) will, comply in all material respects with the applicable requirements of the Act and the Exchange Act and the respective rules thereunder; on the Effective Date and at the Execution Time, the Registration Statement did not or will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading; and, on the Effective Date, the Final Prospectus, if not filed pursuant to Rule 424(b), will not, and on the date of any filing pursuant to Rule 424(b) and on the Closing Date and any settlement date, the Final Prospectus (together with any supplement thereto) will not, include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the Company makes no representations or warranties as to the information contained in or omitted from the Registration Statement or the Final Prospectus (or any supplement thereto) in reliance upon and in conformity with information fur-

                                      -2-
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      nished in writing to the Company by or on behalf of any Underwriter through the Representatives specifically for inclusion in the Registration Statement or the Final Prospectus (or any supplement thereto).

            (c) The Registration Statement has become effective under the Act; no order preventing or suspending the use of any Final Prospectus has been issued and no proceeding for that purpose has been instituted or threatened by the Commission or the securities authority of any state or other jurisdiction. No stop order suspending the effectiveness of the Registration Statement or any part thereof has been issued and no proceeding for that purpose has been instituted or threatened or, to the best knowledge of the Company, contemplated by the Commission or the securities authority of any state or other jurisdiction and any request on the part of the Commission for additional information has been complied with.

            (d) Each document, if any, filed or to be filed pursuant to the Exchange Act and incorporated by reference in the Final Prospectus complied or will comply when so filed in all material respects with the Exchange Act and the applicable rules and regulations of the Commission thereunder.

            (e) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Maryland with all requisite corporate power and authority to own and lease its properties and to conduct its business as described in the Final Prospectus. The Company has been duly qualified or registered to do business and is in good standing as a foreign corporation in each other jurisdiction in which the ownership or leasing of its properties or the nature or conduct of its business as described in the Final Prospectus requires such qualification, except where the failure to do so would not have a material adverse effect on the condition, financial or otherwise, business, prospects, net worth or results of operations of the Company, the Operating Partnership and the entities listed on Schedule II hereto (the "Subsidiaries"), taken as a whole (a "Material Adverse Effect"). Except for the Subsidiaries, the Company does not own, control, or have an equity interest in, directly or indirectly, any corporation, association or other entity. The Company, the Operating Partnership or a Subsidiary, as applicable, owns the percentage equity interests of each of the Subsidiaries as reflected on Schedule II hereto. All of such equity interests have been duly and validly authorized and issued and, except for general partnership interests, are fully paid and non-assessable and are so owned free and clear of any pledge, lien, charge, encumbrance, security interests, preemptive right or other claims, except as set forth in such entity's governing documents or otherwise reflected on Schedule II hereto.

            (f) The Operating Partnership has been duly formed and is validly existing as a limited partnership in good standing under the Delaware Revised Uniform Limited Partnership Act (the "Delaware Act") with all requisite partnership power and authority to own and lease its properties and to conduct its business as described in the Final Prospectus. Each Subsidiary (other than the Operating Partnership) has been duly formed and is validly existing as a corporation, business trust, limited partnership or limited liability company in good standing under the laws of its respective jurisdiction of forma-

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      tion. Each Subsidiary has been duly qualified or registered to do business and is in good standing as a foreign corporation, business trust, partnership or limited liability company, as the case may be, in each other jurisdiction in which the ownership or leasing of its properties or the nature or conduct of its business as now conducted requires such qualification or registration, except where the failure to do so would not have a Material Adverse Effect. The Company is, and at the Closing Date will be, the sole general partner of the Operating Partnership, and at the Closing Date will own, directly or indirectly, at least a 95% interest in the Operating Partnership.

            (g) The Company has all requisite corporate right, power and authority to enter into this Agreement, to execute and file articles supplementary relating to the classification of authorized shares of Securities (the "Articles Supplementary"), to enter into the other documents to be entered into in connection with the transactions contemplated hereby, to issue, sell and deliver the Securities as provided in the Final Prospectus and to consummate the transactions contemplated in the Final Prospectus.

            (h) This Agreement and the Articles Supplementary have been duly authorized, executed and delivered by the Company.

            (i) The Deposit Agreement has been duly authorized, and when executed and delivered by the Company (and assuming the due authorization by the Depositary), will constitute a valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, subject to applicable bankruptcy, insolvency or similar laws affecting creditors' rights generally and general principles of equity.

            (j) The Second Amended and Restated Agreement of Limited Partnership of the Operating Partnership, as amended or supplemented (the "Partnership Agreement"), has been duly and validly executed by the Company on behalf of itself and all of the other partners in the Operating Partnership. The Subsidiaries that are parties to the Management Agreements have the requisite power and authority to enter into the Management Agreements and to perform their obligations thereunder. Each such agreement has been duly authorized, executed and delivered by the Company, the Operating Partnership and the Subsidiaries, as applicable. (This Agreement, the Deposit Agreement, the Articles Supplementary, the Partnership Agreement and the Management Agreements sometimes are hereinafter referred to collectively as the "Operative Documents").

            (k) Each consent, approval, authorization, order, license, certificate, permit, registration, designation or filing by or with any governmental agency or body necessary for the valid authorization, issuance, sale and delivery of the Securities, the execution, delivery and performance of this Agreement, the Deposit Agreement and the Articles Supplementary and the consummation by the Company of the transactions contemplated hereby and thereby has been made or obtained and is in full force and effect; provided, however, that the Articles Supplementary has not been filed, but will be filed with the Maryland Department of Assessments and Taxation at or before the Closing Date.

            (l) Neither the issuance, sale and delivery by the Company of the Securities, nor the execution, delivery and performance of this Agreement, the Deposit Agreement

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      or the Articles Supplementary and the other documents to be entered into in connection with the transactions contemplated hereby and thereby by the Company nor the consummation of the transactions contemplated hereby or thereby or in the Final Prospectus will conflict with or result in a breach or violation of any of the terms and provisions of, or (with or without the giving of notice or the passage of time or both) constitute a default under, any of the Operative Documents, the charter (as amended by the Articles Supplementary), articles or certificate of incorporation, bylaws, certificate of limited partnership or partnership agreement, certificate of formation or limited liability company agreement, as the case may be, of the Company, the Operating Partnership or any Subsidiary; any indenture, mortgage, deed of trust, loan agreement, note, lease or other agreement or instrument to which any of the Company, the Operating Partnership or any Subsidiary is a party or to which they, any of them, any of their respective properties or other assets or any Hotel is subject, except that any violation of the "Ownership Limit," as defined in the Company's articles of amendment and restatement, because of the issuance of the Securities, has been waived, or will be waived prior to the Closing Date, by the Company's board of directors as permitted by such instrument and except such conflicts, breaches, violations or defaults that would not have a Material Adverse Effect; or any applicable statute, judgment, decree, order, rule or regulation of any court or governmental agency or body applicable to any of the foregoing or any of their respective properties, except such breaches or violations that would not have a Material Adverse Effect; or result in the creation or imposition of any lien, charge, claim or encumbrance upon any property or asset of any of the foregoing, except such liens, charges, claims or encumbrances that would not have a Material Adverse Effect.

            (m) The Depositary Shares and the Preferred Stock have been validly authorized by the Company. When the shares of Preferred Stock and the Depositary Receipts evidencing the Depositary Shares representing interests in such Preferred Stock are issued and delivered against payment therefor as provided in this Agreement and the Deposit Agreement, the Preferred Stock will be duly and validly issued, fully paid and nonassessable. The deposit of the Preferred Stock by the Company with the Depositary pursuant to the Deposit Agreement has been duly authorized and, when the Depositary Shares are issued and delivered in accordance with the terms of this Agreement, the Depositary Shares will represent legal and valid interests in the Preferred Stock as provided in the Deposit Agreement. Assuming due authorization, execution and delivery of the Deposit Agreement by the Depositary, each Depositary Share will represent the interest described in the Final Prospectus in a validly issued, outstanding, fully paid and nonassessable share of Preferred Stock. Assuming due execution and delivery of the Depositary Receipts by the Depositary pursuant to the Deposit Agreement, the Depositary Receipts will entitle the holders thereof to the benefits provided therein and in the Deposit Agreement. There are no statutory or other preemptive rights of shareholders with respect to any of the Securities. No person or entity holds a right to require or participate in the registration under the Act of the Securities pursuant to the Registration Statement other than those persons who have expressly waived such rights. No person or entity has a right of participation or first refusal with respect to the sale of the Securities by the Company. The form of certificates evidencing the Preferred Stock will comply as of the

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      Closing Date with all applicable requirements of Maryland law. The
      Depositary Receipts will be as of the Closing Date in due and proper form.

            (n) The Company's authorized, issued and outstanding capital stock is as disclosed in the Final Prospectus. All of the issued shares of capital stock of the Company have been duly authorized and validly issued, are fully paid and nonassessable and conform to the description of the Common Stock, the Securities and the Series A Preferred Stock, as the case may be, contained in the Final Prospectus. The Securities conform to the description thereof contained in the Final Prospectus. None of the issued and outstanding shares of capital stock of the Company has been issued or is owned or held in violation of any preemptive rights of shareholders. The Company has no other issued and outstanding capital stock. Except as disclosed in the Final Prospectus, and except for any grants of options or restricted stock made in the ordinary course of business under the Company's restricted stock and stock option plans, there is no outstanding option, warrant or other right calling for the issuance of, and no commitment, plan or arrangement to issue, any shares of capital stock of the Company or any security convertible into or exchangeable for capital stock of the Company.

            (o) All offers and sales of the Company's capital stock prior to the date hereof were at all relevant times duly registered under the Act or exempt from the registration requirements of the Act by reason of Sections 3(b), 4(2) or 4(6) thereof and were duly registered or were issued pursuant to an available exemption from the registration requirements of the applicable state securities or blue sky laws.

            (p) All of the issued Units have been duly and validly authorized and issued and are fully paid. None of the issued Units has been issued or is owned or held in violation of any preemptive right. The Units to be issued to the Company at the Closing Date have been duly and validly authorized by the Operating Partnership. At the Closing Date, such Units will be validly issued and fully paid. All of the outstanding Units have been issued, offered and sold in compliance with all applicable laws (including, without limitation, federal and state securities laws). The Units to be issued to the Company at the Closing Date will be issued, offered and sold in compliance with all applicable laws (including, without limitation, federal and state securities laws).

            (q) The financial statements included or incorporated by reference in the Registration Statement and Final Prospectus together with related schedules and notes (and any amendment or supplement thereto), present fairly the consolidated financial position of the Company and its consolidated Subsidiaries, as of the dates indicated, and the results of operations, cash flows and shareholder's equity of the Company and its consolidated Subsidiaries for the periods specified, all in conformity with generally accepted accounting principles applied on a consistent basis throughout the periods specified. No other financial statements or schedules are required by Form S-3 or otherwise to be included or incorporated by reference in the Registration Statement or the Final Prospectus.

            (r) PricewaterhouseCoopers LLP, who has examined and is reporting upon the audited financial statements and schedules relating to the Company included or incorporated by reference in the Registration Statement and the Final Prospectus, is and was,

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      during the periods covered by their report included or incorporated by reference in the Registration Statement and the Final Prospectus, independent public accountants within the meaning of the Act.

            (s) Since December 31, 2004, neither the Company nor the Operating Partnership has sustained any material loss or interference with its business from fire, explosion, flood, hurricane, accident or other calamity, whether or not covered by insurance, or from any labor dispute or arbitrators' or court or governmental action, order or decree; and, since the respective dates as of which information is given in the Final Prospectus, and except as otherwise stated in the Final Prospectus, there has not been (i) any material change in the capital stock or partnership interests, as applicable, long-term debt, obligations under capital leases or short-term borrowings of either the Company or the Operating Partnership, (ii) any material adverse change, or any development involving a prospective material adverse change, in the condition, financial or otherwise, or in the business, prospects, net worth or results of operations of either the Company, the Operating Partnership and their respective Subsidiaries, taken as a whole, from that set forth in the Final Prospectus, (iii) any liability or obligation, direct or contingent, incurred or undertaken by either the Company or the Operating Partnership which is material to the business or condition (financial or other) of such entity, except for liabilities or obligations incurred in the ordinary course of business, (iv) any declaration or payment of any dividend or distribution of any kind on or with respect to the capital stock or partnership interests, as applicable, of either the Company or the Operating Partnership, except for the declaration of distributions on preferred units of the Operating Partnership and of dividends on the preferred stock of the Company for the quarters ended December 31, 2004 or
      (v) any transaction that is material to either the Company or the Operating Partnership except transactions in the ordinary course of business or as otherwise disclosed in the Final Prospectus.

            (t) The Operating Partnership and its Subsidiaries have good and indefeasible title in fee simple to the Hotels and the improvements thereon free and clear of all liens, encumbrances, claims, security interests, restrictions and defects except (i) those Hotels that are leased from third parties as identified in the Final Prospectus, (ii) such as are identified in the Final Prospectus, (iii) such matters reflected in the owner's title insurance policies relating to such properties and (iv) such as do not materially adversely affect the value of the properties, taken as a whole, or the use proposed to be made of the properties, taken as a whole, by the Operating Partnership and its Subsidiaries. Except as disclosed in the Final Prospectus, neither the Company nor the Operating Partnership owns or leases any real property as lessee other than pursuant to leases which individually or in the aggregate are not material to the business, financial condition or results of operations of the Company and the Operating Partnership. Except as disclosed in the Final Prospectus, no person other than the Operating Partnership has an option or right of first refusal to purchase all or part of any Hotel or any interest therein other than certain options and rights of first refusal contained in the ground lease relating to the Embassy Suites in Kansas City, Missouri or partnership agreements to which the Operating Partnership or its Subsidiaries are parties. Each of the Hotels complies with all applicable codes, laws and regulations (including, without limitation, building and zoning codes,

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      laws and regulations and laws relating to access to the Hotels), except if and to the extent disclosed in the Final Prospectus and except for such failures to comply that would not have a Material Adverse Effect. Neither the Company nor the Operating Partnership has knowledge of any pending or threatened condemnation proceedings, zoning change, or other proceeding or action that will in any manner affect the size of, use of, improvements on, construction on or access to the Hotels, except such proceedings or actions that would not have a Material Adverse Effect.

            (u) None of the Company, the Operating Partnership or any Subsidiary is in violation of its respective charter, articles or certificate of incorporation, bylaws, certificate of limited partnership, partnership agreement, certificate of formation or limited liability company agreement, as the case may be, except such as in the aggregate do not now have and will not in the future have a Material Adverse Effect; no default exists, and no event has occurred, nor state of facts exists, which, with notice or after the lapse of time to cure or both, would constitute a default in the due performance and observance of any obligation, agreement, term, covenant, consideration or condition contained in any indenture, mortgage, deed of trust, loan agreement, note, lease or other agreement or instrument to which any such entity is a party or to which any such entity or any of its properties is subject, except such as in the aggregate do not now have and will not in the future have a Material Adverse Effect. None of the Company, the Operating Partnership or any Subsidiary is in violation of, or in default with respect to, any statute, rule, regulation, order, judgment or decree, except as may be properly described in the Final Prospectus or such as in the aggregate do not now have and will not in the future have a Material Adverse Effect.

            (v) Except as described in the Final Prospectus, there is not pending or, to the knowledge of either the Company or the Operating Partnership, threatened, any action, suit, proceeding, inquiry or investigation against either the Company, the Operating Partnership or any Subsidiary or any of their respective officers and directors or to which the properties, assets or rights of any such entity are subject, before or brought by any court or governmental agency or body or board of arbitrators, which could result in any material adverse change in the condition, financial or otherwise, business, prospects, or results of operations of such entities taken as a whole or which could materially and adversely affect the consummation of the transactions contemplated by the Final Prospectus.

            (w) The descriptions in the Registration Statement and the Final Prospectus of the contracts, leases and other legal documents therein described present fairly the information required to be shown, and there are no contracts, leases, or other documents of a character required to be described in the Registration Statement or the Final Prospectus or to be filed as exhibits to the Registration Statement which are not described or filed as required. To the knowledge of the Company and the Operating Partnership, there are no statutes or regulations applicable to either the Company, the Operating Partnership or any Subsidiary or certificates, permits or other authorizations from governmental regulatory officials or bodies required to be obtained or maintained by either the Company, the Operating Partnership or any Subsidiary of a character required to be disclosed in the Registration Statement or the Final Prospectus which have not been so disclosed and properly described therein. All agreements between the Company, the Operating Partnership and any Subsidiary, respectively, and third parties expressly referenced in the Final Prospectus are legal, valid and binding obligations of the Company, the Operating Partnership and such Subsidiary, respectively, enforceable against such parties in accordance with their respective terms, except to the extent enforceability may be limited by bankruptcy, insolvency, reorganization or other laws of general applicability relating to or affecting creditors' rights and by general equitable principles.

            (x) Except as described in the Final Prospectus, either the Company, the Operating Partnership or a Subsidiary owns, possesses or has obtained or has taken all necessary action to obtain (and will obtain) all material permits, licenses, franchises, certificates, consents, orders, approvals and other authorizations of governmental or regulatory authorities or other entities as are necessary to own or lease, as the case may be, and to operate its respective properties and to carry on its business, except where the failure to obtain would not have a Material Adverse Effect. None of the Company, the Operating Partnership or any Subsidiary has received any notice of proceedings relating to revocation or modification of any such licenses, permits, franchises, certificates, consents, orders, approvals or authorizations, except such notice with respect to licenses, permits, franchises, certificates, consents, orders, approvals or authorizations, the revocation or modification of which would not have a Material Adverse Effect.

            (y) Except as described in the Final Prospectus, the Company, the Operating Partnership and the Subsidiaries own or possess or have the right to acquire (and will acquire) adequate licenses or other rights to use all patents, trademarks, service marks, trade names, copyrights, software and design licenses, trade secrets, manufacturing processes, other intangible property rights and know-how (collectively "Intangibles") necessary to entitle the Company, the Operating Partnership and the Subsidiaries to conduct their respective businesses as presently conducted, except where failure to own, possess or acquire would not have a Material Adverse Effect, and neither the Company, the Operating Partnership nor any of the Subsidiaries has received notice of infringement or of conflict with (and knows of no such infringement of or conflict with) asserted rights of others with respect to any Intangibles which could have a Material Adverse Effect.

            (z) The Company's, the Operating Partnership's and each Subsidiary's system of internal accounting controls taken as a whole is sufficient to meet the broad objectives of internal accounting control insofar as those objectives pertain to the prevention or detection of errors or irregularities in amounts that would be material in relation to the Company's or the Operating Partnership's financial statements; and, to the knowledge of the Company, neither the Company nor the Operating Partnership, nor any employee or agent thereof, has made any payment of funds of either the Company or the Operating Partnership, as the case may be, or received or retained any funds, and no funds of either the Company or the Operating Partnership as the case may be, have been set aside to be used for any payment, in each case in violation of any law, rule or regulation.

            (aa) Each of the Company, the Operating Partnership and each Subsidiary (to the extent not consolidated with the Company or the Operating Partnership) has filed on a timely basis all federal, state, local and foreign tax returns required to be filed through the date hereof and each such tax return is true and correct in all material respects, except where the failure to so have filed would not have a Material Adverse Effect; each such entity has timely paid all taxes due and payable through the date hereof, whether or not shown on a tax return; and no tax deficiency has been asserted against any such entity, nor does any such entity know of any tax deficiency which is likely to be asserted against any such entity and which if determined adversely to any such entity, could have a Material Adverse Effect. All tax liabilities are adequately provided for on the respective books of such entities.

            (bb) The Company, the Operating Partnership, and the Subsidiaries each maintain insurance (issued by insurers of recognized financial responsibility) of the types and in the amounts generally deemed adequate for their respective businesses and, to the knowledge of the Company consistent with insurance coverage maintained by similar companies in similar businesses, including, but not limited to, insurance covering real and personal property owned or leased by the Company, the Operating Partnership and the Subsidiaries against theft, damage, destruction, acts of vandalism, and all other risks customarily insured against, all of which insurance is in full force and effect.

            (cc) To the knowledge of the Company no general labor problem exists or is imminent with the employees of the Company. The Company, including the Operating Partnership and the Subsidiaries, has no more than 70 employees.

            (dd) Each of the Company, the Operating Partnership, and their officers, directors or affiliates has not taken and will not take, directly or indirectly, any action designed to, or that might reasonably be expected to, cause or result in or constitute the stabilization or manipulation of any security of the Company or to facilitate the sale or resale of the Securities.

            (ee) The Depositary Shares are registered, or will be registered at or before the Closing Date, pursuant to Section 12(b) of the Exchange Act, and upon issuance the Depositary Shares will be listed on the New York Stock Exchange.

            (ff) The Company has not incurred any liability for a fee, commission or other compensation on account of the employment of a broker or finder in connection with the transactions contemplated by this Agreement other than as contemplated hereby or as described in the Registration Statement and the Final Prospectus.

            (gg) Except as otherwise disclosed in the Final Prospectus, neither the Company, the Operating Partnership, nor any Subsidiary nor, to the knowledge of the Company any entity from whom the Operating Partnership or applicable Subsidiary acquired the Hotels has authorized or conducted or has knowledge of the generation, transportation, storage, presence, use, treatment, disposal, release, or other handling of any hazardous substance, hazardous waste, hazardous material, hazardous constituent, toxic substance, pollutant, contaminant, asbestos, radon, polychlorinated biphenyls ("PCBs"), petroleum product or waste (including crude oil or any fraction thereof), natural gas, liquefied gas, synthetic gas or other material defined, regulated, controlled, or subject to any remediation requirement under any environmental law (collectively, "Hazardous Materials"), on, in, under, or affecting any real property currently leased or owned (or proposed to be leased or owned) or by any means controlled by either the Company or the Operating Partnership, including the Hotels (the "Real Property"), except as in material compliance with applicable laws and except as would not result in a Material Adverse Effect; to the knowledge of the Company and the Operating Partnership, the Real Property and the Company's and the Operating Partnership's operations with respect to the Real Property are in compliance with all federal, state and local laws, ordinances, rules, regulations and other governmental requirements relating to pollution, control of chemicals, management of waste, discharges of materials into the environment, health, safety, natural resources, and the environment (collectively, "Environmental Laws"), and the Company and the Operating Partnership have complied with, and are in compliance with, all licenses, permits, registrations, and government authorizations necessary to operate under all applicable Environmental Laws, except where such noncompliance does not now have and will not have in the future a Material Adverse Effect. Except as otherwise disclosed in the Final Prospectus, neither the Company nor the Operating Partnership has received any written or oral notice from any governmental entity or any other person, and there is no pending (to the knowledge of the Company) or threatened claim, litigation, or any administrative agency proceeding that alleges (i) a violation of any Environmental Laws by either the Company or the Operating Partnership;
      (ii) alleges that either the Company or the Operating Partnership is a liable party or a potentially responsible party under the Comprehensive Environmental Response, Compensation and Liability Act, 42 U.S.C. Section 9601, et seq., or any state superfund law; (iii) has resulted in or could result in the attachment of an environmental lien on any of the Real Property; or (iv) alleges that either the Company or the Operating Partnership is liable for any contamination of the environment, contamination of the Real Property, damage to natural resources, property damage, or personal injury based on their activities or the activities of their predecessors or third parties (whether at the Real Property or elsewhere) involving Hazardous Materials, whether arising under the Environmental Laws, common law principles, or other legal standards.

            (hh) The Company is organized in conformity with the requirements for qualification as a real estate investment trust ("REIT") under the Internal Revenue Code of 1986, as amended (the "Code"), and the Company's method of operation enables it to meet the requirements for taxation as a real estate investment trust under the Code. The Company has qualified and continues to qualify and has taken all necessary action to be treated, effective beginning with the year ended December 31, 1994, as a REIT under the Code, and the Company's organization and current proposed method of operation will enable it to continue to qualify as a REIT for its taxable year ending December 31, 2004, and in the future. The Operating Partnership and all other subsidiary partnerships, joint ventures and limited liability companies (excluding taxable REIT subsidiaries) have been since their respective formations, and continue to be, treated as partnerships or disregarded entities for federal income tax purposes and not as corporations or associations or publicly traded partnerships taxable as corporations.

            (ii) Neither the Company, the Operating Partnership nor any Subsidiary is, will become as a result of the transactions contemplated hereby, or will conduct its respective business in a manner in which any such entity would become, an "investment company," or a company "controlled" by an "investment company," within the meaning of the Investment Company Act of 1940, as amended.

            (jj) No real estate appraisal firm which prepared appraisals of the Hotels, nor any environmental engineering firm which prepared Phase I environmental assessment reports with respect to the Hotels, was employed for such purpose on a contingent basis or has any substantial interest in either the Company, the Operating Partnership, or any Subsidiary.

            (kk) The Operating Partnership is not currently prohibited, directly or indirectly, from making distributions to the Company, from repaying to the Company any loans or advances to the Operating Partnership, or from transferring any of the Operating Partnership's property or assets to the Company, except as disclosed in the Final Prospectus.

            (ll) The Company has not, directly or indirectly since the filing of the Registration Statement sold, bid for, purchased, or paid anyone any compensation for soliciting purchases of, the Securities.

            (mm) Each of the Company and the Subsidiaries are in compliance with all applicable laws, rules, regulations, ordinances, directions, judgments, decrees and orders, foreign and domestic, except where failure to be in compliance could not reasonably be expected to have a Material Adverse Effect.

            (nn) There is and has been no failure on the part of the Company and any of the Company's directors or officers, in their capacities as such, in any material respects, to comply with any provision of the Sarbanes Oxley Act of 2002 and the rules and regulations promulgated in connection therewith (the "Sarbanes Oxley Act"), including Section 402 related to loans and Sections 302, 404 and 906 related to certifications.

            Any certificate signed by any officer of the Company and delivered to the Representatives or counsel for the Underwriters in connection with the offering of the Securities shall be deemed a representation and warranty by the Company, as to matters covered thereby, to each Underwriter.

            2. Purchase and Sale. (a) Subject to the terms and conditions and in reliance upon the representations and warranties herein set forth, the Company agrees to sell to each Underwriter, and each Underwriter agrees, severally and not jointly, to purchase from the Company, at a purchase price of $25.00 per share, the amount of the Depositary Shares set forth opposite such Underwriter's name in Schedule I hereto.

            (b) As compensation for the services of the Underwriters in connection with the transactions contemplated by this Agreement, the Company hereby agrees to pay to the Un-derwriters on the Closing Date in immediately available funds by wire transfer to a bank account or accounts directed by the Representative $4,252,500 in the aggregate.

            3. Delivery and Payment. Delivery of and payment for the Depositary Shares shall be made at 10:00 A.M., New York City time, on April 7, 2005, or at such time on such later date not more than five Business Days after the foregoing date as the Representatives shall designate, which date and time may be postponed by agreement between the Representatives and the Company or as provided in Section 10 hereof (such date and time of delivery and payment for the Depositary Shares being herein called the "Closing Date").

            Depositary Receipts for the Depositary Shares shall be in definitive form and registered in such names and in such denominations as you shall request in writing not later than one full business day prior to the Closing Date. The Depositary Receipts evidencing the Depositary Shares shall be delivered to you, through the facilities of the Depository Trust Company unless the Representatives shall otherwise instruct, on the Closing Date for the respective accounts of the several Underwriters, with any transfer taxes payable in connection with the transfer of the Depositary Shares to the Underwriters duly paid, against payment of the Purchase Price therefor.

            4. Offering by Underwriters. It is understood that the several Underwriters propose to offer the Depositary Shares for sale to the public as set forth in the Final Prospectus.

            5. Agreements. The Company agrees with the several Underwriters that:

            (a) The Company will use its best efforts to cause the Registration Statement, if not effective at the Execution Time, and any amendment thereof, to become effective. Prior to the termination of the offering of the Securities, the Company will not file any amendment of the Registration Statement or supplement (including the Final Prospectus or any Preliminary Final Prospectus) to the Basic Prospectus or any Rule 462(b) Registration Statement unless the Company has furnished you a copy for your review prior to filing and will not file any such proposed amendment or supplement to which you reasonably object. Subject to the foregoing sentence, if the Registration Statement has become or becomes effective pursuant to Rule 430A, or filing of the Final Prospectus is otherwise required under Rule 424(b), the Company will cause the Final Prospectus, properly completed, and any supplement thereto to be filed in a form reasonably approved by the Representatives with the Commission pursuant to the applicable paragraph of Rule 424(b) within the time period prescribed and will provide evidence satisfactory to the Representatives of such timely filing. The Company will promptly advise the Representatives (1) when the Registration Statement, if not effective at the Execution Time, shall have become effective, (2) when the Final Prospectus, and any supplement thereto, shall have been filed (if required) with the Commission pursuant to Rule 424(b) or when any Rule 462(b) Registration Statement shall have been filed with the Commission,
      (3) when, prior to termination of the offering of the Securities, any amendment to the Registration Statement shall have been filed or become effective, (4) of any request by the Commission or its staff for any amendment of the Registration Statement, or any Rule 462(b) Registration Statement, or for any supplement to the Final Prospectus or for any additional information, (5) of the issuance by the Commission of any stop order sus-pending the effectiveness of the Registration Statement or the institution or threatening of any proceeding for that purpose and (6) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Securities for sale in any jurisdiction or the institution or threatening of any proceeding for such purpose. The Company will use its best efforts to prevent the issuance of any such stop order or the suspension of any such qualification and, if issued, to obtain as soon as possible the withdrawal thereof.

            (b) If, at any time when a prospectus relating to the Securities is required to be delivered under the Act, any event occurs as a result of which the Final Prospectus as then supplemented would include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein in the light of the circumstances under which they were made not misleading, or if it shall be necessary to amend the Registration Statement or supplement the Final Prospectus to comply with the Act or the Exchange Act or the respective rules thereunder, the Company promptly will (1) notify the Representatives of such event, (2) prepare and file with the Commission, subject to the second sentence of paragraph (a) of this Section 5, an amendment or supplement which will correct such statement or omission or effect such compliance and (3) supply any supplemented Final Prospectus to you in such quantities as you may reasonably request.

            (c) As soon as practicable, the Company will make generally available to its security holders and to the Representatives an earnings statement or statements of the Company and its Subsidiaries which will satisfy the provisions of Section 11(a) of the Act and Rule 158 under the Act.

            (d) The Company will furnish to the Representatives and counsel for the Underwriters, without charge, copies of the Registration Statement (including exhibits thereto) and to each other Underwriter a copy of the Registration Statement (without exhibits thereto) and, so long as delivery of a prospectus by an Underwriter or dealer may be required by the Act, as many copies of each Preliminary Final Prospectus and the Final Prospectus and any supplement thereto as the Representatives may reasonably request. The Company will pay the expenses of printing or other production of all documents relating to the offering.

            (e) The Company will arrange, if necessary, for the qualification of the Securities for sale under the laws of such jurisdictions as the Representatives may designate, will maintain such qualifications in effect so long as required for the distribution of the Securities and will pay any fee of the National Association of Securities Dealers, Inc., in connection with its review of the offering; provided that in no event shall the Company be obligated to qualify to do business in any jurisdiction where it is not now so qualified or to take any action that would subject it to service of process in suits, other than those arising out of the offering or sale of the Securities, in any jurisdiction where it is not now so subject.

            (f) The Company will not, without the prior written consent of Morgan Stanley & Co. Incorporated, offer, sell, contract to sell, pledge, or otherwise dispose of,

      (or enter into any transaction which is designed to, or might reasonably be expected to, result in the disposition (whether by actual disposition or effective economic disposition due to cash settlement or otherwise) by the Company or any affiliate of the Company or any person in privity with the Company or any affiliate of the Company) directly or indirectly, including the filing (or participation in the filing) of a registration statement with the Commission in respect of, or establish or increase a put equivalent position or liquidate or decrease a call equivalent position within the meaning of Section 16 of the Exchange Act, any shares of the Securities or other preferred stock, depositary shares or depositary receipts ranking pari passu with the Securities or publicly announce an intention to effect any such transaction, for a period of 30 days after the date of the Underwriting Agreement.

            (g) The Company will comply, in all material respects, with all applicable securities and other applicable laws, rules and regulations, including, without limitation, the Sarbanes Oxley Act, and to use its best efforts to cause the Company's directors and officers, in their capacities as such, to comply, in all material respects, with such laws, rules and regulations, including, without limitation, the provisions of the Sarbanes Oxley Act.

            (h) The Company will not take, directly or indirectly, any action designed to or that might constitute or that might reasonably be expected to cause or result in, under the Exchange Act or otherwise, stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities.

            (i) The Company will use the net proceeds received by it from the sale of the Securities in the manner specified in the Final Prospectus under "Use of Proceeds."

            (j) The Company will use its best efforts to effect the listing of the Depositary Shares on the New York Stock Exchange.

            6. Fees and Expenses. Whether or not the transactions contemplated in this Agreement are consummated or this Agreement is terminated, the Company shall pay or cause to be paid all expenses incident to the performance of its obligations under this Agreement, including: (i) the fees, disbursements and expenses of the Company's counsel and the Company's accountants in connection with the issuance and sale of the Securities and all other fees or expenses in connection with the preparation of the Registration Statement, any Final Preliminary Prospectus, the Final Prospectus and all amendments and supplements thereto, including all printing costs associated therewith, and the delivering of copies thereof to the Underwriters, in the quantities herein above specified; (ii) all costs and expenses related to the transfer and delivery of the Depositary Shares to the Underwriters, including any transfer or other taxes payable thereon; (iii) the cost of printing or producing any Blue Sky or legal investment memorandum in connection with the offer and sale of the Securities under state securities laws and all expenses in connection with the qualification of the Securities for offer and sale under state securities laws as provided in Section 5(e) hereof, including filing fees and the reasonable fees and disbursements of counsel to the Underwriters in connection with such qualification and in connection with the Blue Sky or legal investment memorandum; (iv) the registration of the Depositary Shares under the Exchange Act and the listing of the Depositary Shares on the New York Stock Exchange; (v) any filing required to be made with the National Association of Securities Dealers, Inc. (including filing fees and the reasonable fees and expenses of counsel for the Underwriters relating to such filing); (vi) the cost of the preparation, issuance and delivery of the Securities; (v) the costs and charges of any depositary, registrar or transfer agent; and (vii) all other costs and expenses incident to the performance of the obligations of the Company hereunder for which provision is not otherwise made in this Section 6. It is understood, however, that except as provided in this
Section 6, Section 8 and Section 11 below, the Underwriters will pay all of its costs and expenses, including fees and disbursements of its counsel, transfer taxes payable on resale of any of the Depositary Shares by it and any advertising expenses connected with any offers it may make.

            7. Conditions to the Obligations of the Underwriters. The obligations of the Underwriters to purchase the Depositary Shares shall be subject to the accuracy of the representations and warranties on the part of the Company contained herein as of the Execution Time and the Closing Date and any settlement date pursuant to Section 3 hereof, to the accuracy of the statements of the Company made in any certificates pursuant to the provisions hereof, to the performance by the Company of its obligations hereunder and to the following additional conditions:

            (a) If the Registration Statement has not become effective prior to the Execution Time, unless the Representatives agree in writing to a later time, the Registration Statement will become effective not later than (i) 6:00 P.M. New York City time, on the date of determination of the public offering price, if such determination occurred at or prior to 3:00 P.M. New York City time on such date or (ii) 9:30 A.M. New York City time on the Business Day following the day on which the public offering price was determined, if such determination occurred after 3:00 P.M. New York City time on such date; if filing of the Final Prospectus, or any supplement thereto, is required pursuant to Rule 424(b), the Final Prospectus, and any such supplement, will be filed in the manner and within the time period required by Rule 424(b); and no stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceedings for that purpose shall have been instituted or threatened.

            (b) The Company shall have requested and caused Jenkens & Gilchrist, a Professional Corporation, counsel for the Company and the Operating Partnership, to have furnished to the Representatives their opinion, dated the Closing Date and addressed to the Representatives, to the effect that:

                  (i) The Company has been duly incorporated and is validly existing as a corporation in good standing under Maryland law with all requisite corporate power and authority to own and lease its properties and to conduct its business as described in the Final Prospectus. The Company has been duly qualified or registered to do business and is in good standing as a foreign corporation in the states of Arizona, California, Colorado, Delaware, Florida, Georgia, Illinois, Kentucky, Louisiana, Massachusetts, Minnesota, Missouri, Nebraska, New Jersey, New York, North Carolina, Ohio, Oklahoma, Pennsylvania, South Carolina, Tennessee and Texas. To such counsel's knowledge, there are no other jurisdictions in which the ownership or leasing of the Company's properties or the nature or conduct of its business requires such qualification or registration, except where the failure to do so would not have a Material Adverse Effect. To such counsel's knowledge, the Operating Partnership or the Company, as applicable, directly or indirectly, owns the percentage equity interests of each of the Subsidiaries as reflected on Schedule II to the Underwriting Agreement. All of the equity interests reflected on
            Schedule II to the Underwriting Agreement have been duly and validly authorized and issued and, except for general partnership interests, are to such counsel's knowledge fully paid and non-assessable and are so owned free and clear of any pledge, lien, charge, encumbrance, security interests, preemptive right or other claims, except as set forth in such entity's governing documents or on
            Schedule II.

                  (ii) The Operating Partnership has been duly formed and is validly existing under the Delaware Revised Uniform Limited Partnership Act (the "Delaware Act") with all requisite partnership power and authority to own and lease its properties and to conduct its business as described in the Final Prospectus. The Operating Partnership has been duly qualified or registered to do business and is in good standing as a foreign limited partnership in the states of Arizona, California, Colorado, Florida, Georgia, Illinois, Kentucky, Louisiana, Maryland, Massachusetts, Minnesota, Missouri, Nebraska, New Jersey, New York, North Carolina, Ohio, Oklahoma, Pennsylvania, South Carolina, Tennessee and Texas. To such counsel's knowledge, there are no other jurisdictions in which the ownership or leasing of the Operating Partnership's properties or the nature or conduct of its business requires such qualification or registration, except where such failure would not have a Material Adverse Effect. The Company is the sole general partner of the Operating Partnership and owns, directly or indirectly, at least a 95% interest in the Operating Partnership.

                  (iii) Each Significant Subsidiary has been duly formed and is validly existing as a limited partnership or limited liability company in good standing under the laws of its respective jurisdiction of formation. Each such Significant Subsidiary has all requisite partnership or limited liability company power and authority to own and lease its properties and conduct its business as presently conducted.

                  (iv) The Company has all requisite corporate right, power and authority to enter into, deliver and perform the Underwriting Agreement, the Deposit Agreement and the Articles Supplementary, to issue, sell and deliver the Securities as provided in the Final Prospectus and to consummate the transactions contemplated in the Final Prospectus.

                  (v) The Underwriting Agreement, the Deposit Agreement and the Articles Supplementary have been duly authorized, executed and delivered by the Company.

                  (vi) Each consent, approval, authorization, order, license, certificate, permit, registration, designation or filing by or with any governmental agency or body necessary for the valid authorization, issuance, sale and delivery of the Se-curities, the execution, delivery and performance of the Underwriting Agreement and the Deposit Agreement and the consummation by the Company of the transactions contemplated by the Final Prospectus has been made or obtained and is in full force and effect, except such (i) as may be necessary under state securities or real estate syndication laws or by the NASD in connection with the purchase and distribution of the Securities by the Underwriters, as to which such counsel need express no opinion, or (ii) solely as the same may relate to the Operative Documents, the lack of which would not have a Material Adverse Effect.

                  (vii) Neither the issuance, sale and delivery of the
            Securities, nor the execution, delivery and performance of this Agreement, the Deposit Agreement and the other documents to be entered into in connection with the transaction contemplated hereby and thereby by the Company, nor the consummation of the transactions contemplated hereby or thereby or in the Final Prospectus, will violate any of the terms and provisions of, or constitute a default under, any of the Operative Documents, the charter (as amended by the Articles Supplementary), articles or certificates of incorporation, bylaws, certificate of limited partnership, partnership agreement, certificate of formation or limited liability company agreement, as the case may be, of the Company, the Operating Partnership or any Subsidiary; or, to the knowledge of such counsel, under any indenture, mortgage, deed of trust, loan agreement, note, lease or other agreement or instrument filed as an exhibit to any required reports, schedules, forms, statements or other documents filed by the Company or the Operating Partnership with the Commission (collectively, the "SEC Reports"), except that any violation of the "Ownership Limit," as defined in the Company's articles of amendment and restatement, because of the issuance of the Preferred Stock has been waived by the Company's board of directors as permitted by such instrument and except for violations or defaults under agreements or instruments which have since been terminated, cured or otherwise satisfied or such violations or defaults as would not have a Material Adverse Effect; or, to the knowledge of such counsel, violate any applicable statute, judgment, decree, order, rule or regulation of any court or governmental agency or body of the United States of America or the State of Texas (provided that no opinion is given with respect to laws regulating alcoholic beverages), except for violations as would not have a Material Adverse Effect; or, to the knowledge of such counsel, result in the creation or imposition of any lien, charge, claim or encumbrance upon any property or asset of any of the foregoing, except for liens, charges, claims or encumbrances which are created by the Operative Documents or which have since been terminated, cured or otherwise would not have a Material Adverse Effect.

                  (viii) The Depositary Shares and the Preferred Stock have been validly authorized by the Company. When the Preferred Stock and the Depositary Receipts evidencing the Depositary Shares representing interests in such Preferred Stock are issued and delivered against payment therefor as provided in the Underwriting Agreement and the Deposit Agreement, the Preferred Stock will be duly and validly issued, fully paid and nonassessable. The deposit of the Pre-ferred Stock by the Company with the Depositary pursuant to the Deposit Agreement has been duly authorized and, when the Depositary Shares are issued and delivered in accordance with the terms of the Underwriting Agreement, the Depositary Shares will represent legal and valid interests in the Preferred Stock as provided in the Deposit Agreement. Assuming due authorization, execution and delivery of the Deposit Agreement by the Depositary, each Depositary Share will represent the interest described in the Final Prospectus in a validly issued, outstanding, fully paid and nonassessable share of Preferred Stock. Assuming due execution and delivery of the Depositary Receipts by the Depositary pursuant to the Deposit Agreement, the Depositary Receipts will entitle the holders thereof to the benefits provided therein and in the Deposit Agreement. To such counsel's knowledge, no person or entity has a right of participation or first refusal with respect to the sale of the Depositary Shares by the Company. The form of certificates evidencing the Preferred Stock comply in all material respects with all applicable requirements of Maryland law. The Depositary Receipts are in due and proper form.

                  (ix) All offers and sales of the Company's capital stock prior to the date hereof were at all relevant times duly registered under the Act or exempt from the registration requirements of the Act by reason of Sections 3(b), 4(2) or 4(6) thereof, and (with the exception of shares of Common Stock, Series A Preferred Stock and Series B Preferred Stock registered under the Act, as to which such counsel need not opine) were duly registered or the subject of an available exemption from the registration requirements of the applicable state securities or blue sky laws.

                  (x) The Company's authorized, issued and outstanding capital stock is as disclosed in the Final Prospectus. All of the issued shares of capital stock of the Company have been duly authorized and validly issued, fully paid and nonassessable. The Securities conform to the description thereof contained in the Final Prospectus. To the knowledge of such counsel, except as disclosed in the Final Prospectus, and except for any grants of options or restricted stock made in the ordinary course of business under the Company's restricted stock and stock option plans, there is no outstanding option, warrant or other right calling for the issuance of, and no commitment, plan or arrangement to issue, any shares of capital stock of the Company or any security convertible into or exchangeable for capital stock of the Company.

                  (xi) All of the issued Units have been duly and validly authorized and issued and are fully paid. None of the issued Units have been issued or is owned or held in violation of any preemptive rights. The Units to be issued to the Company at the Closing Date have been duly and validly authorized by the Operating Partnership. When issued and delivered against payment thereof as provided in the Partnership Agreement, such Units will be duly and validly issued and fully paid. All of the outstanding Units have been issued, offered and sold in compliance with all applicable laws (including, without limitation, federal and state se-curities laws). The Units to be issued to the Company at the Closing Date will be issued, offered and sold in compliance with all applicable laws (including, without limitation, federal and state securities laws).

                  (xii) The Company, the Operating Partnership and each
            Significant Subsidiary is not in violation of its respective charter, articles or certificates of incorporation, bylaws, certificate of limited partnership, partnership agreement, certificate of formation or limited liability company agreement, as the case may be.

                  (xiii) To such counsel's knowledge, except as described in the
            Final Prospectus, there is not pending or threatened, any action, suit, proceeding, inquiry or investigation against either the Company, the Operating Partnership or any Significant Subsidiary or any of their respective officers and directors or to which the properties, assets or rights of any such entity are subject, which, if determined adversely to any such entity, would individually or in the aggregate have a Material Adverse Effect.

                  (xiv) There are no contracts, leases or other documents known to such counsel of a character required to be described in the Registration Statement or the Final Prospectus or to be filed as exhibits to the Registration Statement which are not described or filed as required. To the knowledge of such counsel, there are no statutes or regulations of the United States of America or the State of Texas (provided that no opinion is given with respect to laws regulating alcoholic beverages) applicable to the Company or the Operating Partnership or certificates, permits or other authorizations from governmental regulatory officials or bodies required to be obtained or maintained by such entity, known to such counsel, of a character required to be disclosed in the Registration Statement or Final Prospectus which have not been so disclosed and properly described therein.

                  (xv) The Depositary Shares have been approved for listing on the New York Stock Exchange, subject only to official notice of issuance.

                  (xvi) The Registration Statement has become effective under the Act and, to the knowledge of such counsel, no stop order suspending the effectiveness of the Registration Statement has been issued and no proceeding for that purpose has been instituted or is pending or contemplated under the Act. Other than financial statements and other financial and operating information data and schedules contained therein, as to which counsel need express no opinion, the Registration Statement, the Final Prospectus and any amendment or supplement thereto appear on their face to conform as to form in all material respects with the requirements of Form S-3 under the Act. To the knowledge of such counsel, the conditions for use of a registration statement on Form S-3 set forth in the General Instructions to Form S-3 have been satisfied with respect to the Company and the transactions contemplated by the Underwriting Agreement.

                  (xvii) The Company's and the Operating Partnership's SEC
            Reports (other than financial statements and related schedules and statistical data, as to which such counsel need express no opinion) appear on their face to be responsive in all material respects to the requirements of the Exchange Act and the rules and regulations of the Commission under the Exchange Act.

                  (xviii) Neither the Company, the Operating Partnership nor any
            Significant Subsidiary is, or solely as a result of the consummation of the transactions contemplated hereby will become, an "investment company," or a company "controlled" by an "investment company," within the meaning of the Investment Company Act of 1940, as amended.

                  (xix) The statements in the Final Prospectus under the caption
            "Description of Series C Preferred Stock and Depositary Shares" fairly summarize the matters referred to therein.

            In addition, such counsel shall have participated in the preparation of the Registration Statement and the Final Prospectus and participated in discussions with certain officers and employees of the Company, representatives of the independent accountants who examined the financial statements of the Company included or incorporated by reference in the Registration Statement and the Final Prospectus, and you and your representatives. While such counsel shall have not independently verified and are not passing upon, and does not assume any responsibility for, the accuracy, completeness or fairness of the information contained in the Registration Statement and the Final Prospectus (including any of the documents incorporated by reference therein except as set forth in opinion (xix) above), on the basis of such participation and review, nothing has come to such counsel's attention that would lead such counsel to believe that the Registration Statement (it being understood that we express no comment with respect to the financial statements and schedules, including the notes thereto, or any other financial or statistical data that is found in or derived from the internal accounting or other records of the Company included or incorporated by reference in the Registration Statement or the Final Prospectus), at the time such Registration Statement became effective, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that the Final Prospectus (it being understood that we express no comment with respect to the financial statements and schedules, including the notes thereto, or any other financial or statistical data that is found in or derived from the internal accounting or other records of the Company included or incorporated by reference in the Registration Statement or the Final Prospectus), as of its date, or at the Closing Date, included or includes an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

            In rendering their opinion as aforesaid, such counsel may rely upon an opinion or opinions, each dated the Closing Date, of other counsel retained by them, the Company or the Operating Partnership as to laws of any jurisdiction other than the United States and jurisdictions in which they are admitted, provided that (1) each such local counsel is acceptable to the Un-derwriters,
(2) a copy of each such opinion is delivered to the Un-derwriters and is in form and substance satisfactory to them and their counsel, and (3) counsel shall state in their opinion that they believe that they and the Underwriters are justified in relying thereon. In addition, in rendering the foregoing opinion, such counsel may rely on, as to matters of fact, to the extent they deem proper, on certificates of responsible officers of the Company, the Operating Partnership and the Subsidiaries and certificates or other written statements of officers or departments of various jurisdictions, having custody of documents respecting the existence or good standing of the Company, the Operating Partnership and the Subsidiaries provided that copies of all such opinions, statements or certificates shall be delivered to the Underwriters.

      (c) The Company shall have requested and caused Hunton & Williams LLP, REIT counsel for the Company, to have furnished to the Representatives their opinion, dated the Closing Date and addressed to the Representatives, to the effect that:

            (i) The Company is organized in conformity with the requirements for qualification as a real estate investment trust ("REIT"), pursuant to Sections 856 through 860 of the Internal Revenue Code of 1986, as amended (the "Code"), and the Company's current and proposed method of operation enables it to meet the requirements for qualification and taxation as a REIT under the Code.

            (ii) The Company qualified and continues to qualify, and has taken all necessary action to be treated, effective beginning with the year ended December 31, 1994, as a REIT under the Code.

            (iii) The Operating Partnership has been since its formation in 1994, and continues to be, treated as a partnership for federal income tax purposes and not as a corporation or an association or a publicly traded partnership or other entity taxable as a corporation.

            (iv) Each Subsidiary partnership (which term does not include any TRS) has been since its formation, and continues to be, treated for federal income tax purpose either as a partnership or as a disregarded entity and not as a corporation or an association or as a publicly traded partnership or other entity taxable as a corporation.

            (v) The statements in the Final Prospectus under the caption "Federal Income Tax Consequences of Our Status as a REIT," insofar as such statements constitute a summary of the U.S. federal laws referred to therein, are accurate and fairly summarize in all material respects the U.S. federal tax laws referred to therein.

            In rendering the foregoing opinion, counsel may rely, as to matters of fact, to the extent they deem proper, on certificates of responsible officers of the Company and the Operating Partnership and certificates or other written statements of officers or departments of various jurisdictions, having custody of documents respecting the existence or good standing of the Company and the Operating Partnership provided that copies of all

                                      -22
such opinions, statements or certificates shall be delivered to counsel for the Underwriters.

      (d) The Representatives shall have received from Cahill Gordon & Reindel LLP, counsel for the Underwriters, such opinion or opinions, dated the Closing Date and addressed to the Representatives, with respect to the issuance and sale of the Securities, the Registration Statement, the Final Prospectus (together with any supplement thereto) and other related matters as the Representatives may reasonably require, and the Company shall have furnished to such counsel such documents as they request for the purpose of enabling them to pass upon such matters.

      (e) The Company shall have furnished to the Representatives a certificate of the Company, signed by the Chairman of the Board or the President or Executive Vice President and the principal financial or accounting officer of the Company, dated the Closing Date, to the effect that the signers of such certificate have carefully examined the Registration Statement, the Final Prospectus, any supplements to the Final Prospectus and this Agreement and that:

            (i) the representations and warranties of the Company in this Agreement are true and correct on and as of the Closing Date with the same effect as if made on the Closing Date and the Company has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to the Closing Date;

            (ii) no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or, to the Company's knowledge, threatened; and

            (iii) since the date of the most recent financial statements included or incorporated by reference in the Final Prospectus (exclusive of any supplement thereto), there has been no material adverse effect on the condition (financial or otherwise), prospects, earnings, business or properties of the Company and its subsidiaries, taken as a whole, whether or not arising from transactions in the ordinary course of business, except as set forth in or contemplated in the Final Prospectus (exclusive of any supplement thereto).

      (f) The Company shall have requested and caused PricewaterhouseCoopers LLP to have furnished to the Representatives, at the Execution Time and at the Closing Date, letters, dated respectively as of the Execution Time and as of the Closing Date, in form and substance reasonably satisfactory to the Representatives, confirming that they are independent accountants within the meaning of the Act and the Exchange Act and the respective applicable rules and regulations adopted by the Commission thereunder and containing statements and information of the type ordinarily included in accountants' "comfort letters" with respect to the financial statements and financial information included or incorporated by reference in the Registration Statement and Final Prospectus.

            (g) Prior to the Closing Date, the Company shall have furnished to the Representatives such further information, certificates and documents as the Representatives may reasonably request.

            (h) Subsequent to the Execution Time, there shall not have been any decrease in the rating of any of the Company's debt securities by any "nationally recognized statistical rating organization" (as defined for purposes of Rule 436(g) under the Act) or any notice given of any intended or potential decrease in any such rating or of a possible change in any such rating that does not indicate the direction of the possible change.

            (i) The Depositary Shares shall have been listed and admitted and authorized for trading on the New York Stock Exchange, and satisfactory evidence of such actions shall have been provided to the Representatives.

            (j) Prior to the Closing Date, the Company shall have filed the Articles Supplementary with the Department of Assessments and Taxation.

            (k) On or prior to the Closing Date, the Representative shall have received the Deposit Agreement executed by the Company and such agreement shall be in full force and effect at all times from and after the Closing Date.

            If any of the conditions specified in this Section 7 shall not have been fulfilled when and as provided in this Agreement, or if any of the opinions and certificates mentioned above or elsewhere in this Agreement shall not be reasonably satisfactory in form and substance to the Representatives and counsel for the Underwriters, this Agreement and all obligations of the Underwriters hereunder may be canceled at, or at any time prior to, the Closing Date by the Representatives. Notice of such cancellation shall be given to the Company in writing or by telephone or facsimile confirmed in writing.

            The documents required to be delivered by this Section 7 shall be delivered at the office of Cahill Gordon & Reindel LLP, counsel for the Underwriters, at 80 Pine Street, New York, NY 10005, on the Closing Date.

            8. Reimbursement of Underwriters' Expenses. If the sale of the Securities provided for herein is not consummated because any condition to the obligations of the Underwriters set forth in Section 7 hereof is not satisfied, because of any termination pursuant to Section 11 hereof or because of any refusal, inability or failure on the part of the Company to perform any agreement herein or comply with any provision hereof other than by reason of a default by any of the Underwriters, the Company will reimburse the Underwriters severally through Morgan Stanley & Co. Incorporated on demand for all out-of-pocket expenses (including reasonable fees and disbursements of counsel) that shall have been incurred by them in connection with the proposed purchase and sale of the Securities.

            9. Indemnification and Contribution. (a) The Company agrees to indemnify and hold harmless each Underwriter, the directors, officers, employees and agents of each Underwriter and each person who controls any Underwriter within the meaning of either the Act or the Exchange Act against any and all losses, claims, damages or liabilities, joint or several, to which they or any of them may become subject under the Act, the Exchange Act or other Federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement for the registration of the Securities as originally filed or in any amendment thereof, or in the Basic Prospectus, any Preliminary Final Prospectus or the Final Prospectus, or in any amendment thereof or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and agrees to reimburse each such indemnified party, as incurred, for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with written information furnished to the Company by or on behalf of any Underwriter through the Representatives specifically for inclusion therein. This indemnity agreement will be in addition to any liability which the Company may otherwise have.

            (b) Each Underwriter severally and not jointly agrees to indemnify and hold harmless the Company, each of its directors, each of its officers who signs the Registration Statement, and each person who controls the Company within the meaning of either the Act or the Exchange Act, to the same extent as the foregoing indemnity from the Company to each Underwriter, but only with reference to written information relating to such Underwriter furnished to the Company by or on behalf of such Underwriter through the Representatives specifically for inclusion in the documents referred to in the foregoing indemnity. This indemnity agreement will be in addition to any liability which any Underwriter may otherwise have. The Company acknowledges that the statements set forth in the last paragraph of the cover page regarding delivery of the Securities and, under the heading "Underwriting," (i) the list of Underwriters and their respective participation in the sale of the Securities, (ii) the sentences related to concessions and reallowances and (iii) the paragraph related to stabilization, syndicate covering transactions and penalty bids in any Preliminary Final Prospectus and the Final Prospectus constitute the only information furnished in writing by or on behalf of the several Underwriters for inclusion in any Preliminary Final Prospectus or the Final Prospectus.

            (c)   Promptly after receipt by an indemnified party under this
Section 9 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Section 9, notify the indemnifying party in writing of the commencement thereof; but the failure so to notify the indemnifying party (i) will not relieve it from liability under paragraph (a) or (b) above unless and to the extent it did not otherwise learn of such action and such failure results in the forfeiture by the indemnifying party of substantial rights and defenses and (ii) will not, in any event, relieve the indemnifying party from any obligations to any indemnified party other than the indemnification obligation provided in paragraph (a) or (b) above. The indemnifying party shall be entitled to appoint counsel of the indemnifying party's choice at the indemnifying party's expense to represent the indemnified party in any action for which indemnification is sought (in which case the indemnifying party shall not thereafter be responsible for the fees and expenses of any separate counsel retained by the indemnified party or parties except as set forth below); provided, however, that such counsel shall be satisfactory to the indemnified party. Notwithstanding the indemnifying party's election to appoint counsel to represent the indemnified party in an action, the indemnified party shall have the right to employ separate counsel (including local counsel), and the indemnifying party shall bear the reasonable fees, costs and expenses of such separate counsel if (i) the use of counsel chosen by the indemnifying party to represent the indemnified party would present such counsel with a conflict of interest, (ii) the actual or potential defendants in, or targets of, any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party, (iii) the indemnifying party shall not have employed counsel satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of the institution of such action or (iv) the indemnifying party shall authorize the indemnified party to employ separate counsel at the expense of the indemnifying party. An indemnifying party will not, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified parties are actual or potential parties to such claim or action) unless such settlement, compromise or consent includes an unconditional release of each indemnified party from all liability arising out of such claim, action, suit or proceeding.

            (d)   In the event that the indemnity provided in paragraph (a) or,
(b) or (c) of this Section 9 is unavailable to or insufficient to hold harmless an indemnified party for any reason, the Company and the Underwriters severally agree to contribute to the aggregate losses, claims, damages and liabilities (including legal or other expenses reasonably incurred in connection with investigating or defending same) (collectively "Losses") to which the Company and one or more of the Underwriters may be subject in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and by the Underwriters on the other from the offering of the Securities; provided, however, that in no case shall any Underwriter (except as may be provided in any agreement among underwriters relating to the offering of the Securities) be responsible for any amount in excess of the underwriting discount or commission applicable to the Securities purchased by such Underwriter hereunder. If the allocation provided by the immediately preceding sentence is unavailable for any reason, the Company and the Underwriters severally shall contribute in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company on the one hand and of the Underwriters on the other in connection with the statements or omissions which resulted in such Losses as well as any other relevant equitable considerations. Benefits received by the Company shall be deemed to be equal to the total net proceeds from the offering (before deducting expenses) received by it, and benefits received by the Underwriters shall be deemed to be equal to the total underwriting discounts and commissions, in each case as set forth on the cover page of the Final Prospectus. Relative fault shall be determined by reference to, among other things, whether any untrue or any alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information provided by the Company on the one hand or the Underwriters on the other, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The Company and the Underwriters agree that it would not be just and equitable if contribution were determined by pro rata allocation or any other method of allocation which does not take account of the equitable considerations referred to above. Notwithstanding the provisions of this paragraph (d), no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 9, each person who controls an Underwriter within the meaning of either the Act or the Exchange Act and each director, officer, employee and agent of an Underwriter shall have the same rights to contribution as such Underwriter, and each person who controls the Company within the meaning of either the Act or the Exchange Act, each officer of the Company who shall have signed the Registration Statement and each director of the Company shall have the same rights to contribution as the Company, subject in each case to the applicable terms and conditions of this paragraph (d).

            10. Default by an Underwriter. If any one or more Underwriters shall fail to purchase and pay for any of the Securities agreed to be purchased by such Underwriter or Underwriters hereunder and such failure to purchase shall constitute a default in the performance of its or their obligations under this Agreement, the remaining Underwriters shall be obligated severally to take up and pay for (in the respective proportions which the amount of Securities set forth opposite their names in Schedule I hereto bears to the aggregate amount of Securities set forth opposite the names of all the remaining Underwriters) the Securities which the defaulting Underwriter or Underwriters agreed but failed to purchase; provided, however, that in the event that the aggregate amount of Securities which the defaulting Underwriter or Underwriters agreed but failed to purchase shall exceed 10% of the aggregate amount of Securities set forth in
Schedule I hereto, the remaining Underwriters shall have the right to purchase all, but shall not be under any obligation to purchase any, of the Securities, and if such nondefaulting Underwriters do not purchase all the Securities, this Agreement will terminate without liability to any nondefaulting Underwriter or the Company. In the event of a default by any Underwriter as set forth in this
Section 10, the Closing Date shall be postponed for such period, not exceeding five Business Days, as the Representatives shall determine in order that the required changes in the Registration Statement and the Final Prospectus or in any other documents or arrangements may be effected. Nothing contained in this Agreement shall relieve any defaulting Underwriter of its liability, if any, to the Company and any nondefaulting Underwriter for damages occasioned by its default hereunder.

            11. Termination. The Underwriters may terminate this Agreement by notice given to the Company, if after the execution and delivery of this Agreement and prior to the Closing Date (i) there has been any material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Company, the Operating Partnership and any of the Subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business; (ii) trading generally shall have been suspended or materially limited on, or by, as the case may be, any of the New York Stock Exchange and the Nasdaq National Market; (iii) trading of any securities of the Company shall have been suspended on any exchange or in any over-the-counter market; (iv) a material disruption in securities settlement, payment or clearance services in the United States or other relevant jurisdiction shall have occurred; (v) any moratorium on commercial banking activities shall have been declared by Federal or New York State; or (vi) there shall have occurred any outbreak or escalation of hostilities, or any change in financial markets, currency exchange rates or controls or any calamity or crisis that, in your judgment, is material and adverse and which, singly or together with any other event specified in this clause (vi), makes it, in your judgment, impracticable or inadvisable to proceed with the offer, sale or delivery of the Securities on the terms and in the manner contemplated in the Final Prospectus.

            12. Representations and Indemnities to Survive. The respective agreements, representations, warranties, indemnities and other statements of the Company or its officers and of the Underwriters set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation made by or on behalf of any Underwriter or the Company or any of the officers, directors, employees, agents or controlling persons referred to in
Section 9 hereof, and will survive delivery of and payment for the Securities. The provisions of Sections 8 and 9 hereof shall survive the termination or cancellation of this Agreement.

            13. Notices. All communications hereunder will be in writing and effective only on receipt, and, if sent to the Representatives, will be mailed, delivered or telefaxed to the Morgan Stanley & Co. Incorporated General Counsel (fax no.: (212) 507-2409) and confirmed to the General Counsel, Morgan Stanley & Co. Incorporated at 1585 Broadway, New York, New York, 10036, Attention: General Counsel (with copy to William M. Hartnett, Cahill Gordon & Reindel LLP, 80 Pine Street, New York, New York 10005); or, if sent to the Company, will be mailed, delivered or telefaxed to 545 East John Carpenter Freeway, Suite 1300, Irving, Texas 75062, attention: Lawrence Robinson (with copy to Robert Dockery, Jenkens & Gilchrist, P.C., 1445 Ross Avenue, Suite 3200, Dallas, Texas 75202).

            14. Successors. This Agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors and the officers, directors, employees, agents and controlling persons referred to in
Section 9 hereof, and no other person will have any right or obligation hereunder.

            15. Applicable Law. This Agreement will be governed by and construed in accordance with the laws of the State of New York applicable to contracts made and to be performed within the State of New York.

            16. Counterparts. This Agreement may be signed in one or more counterparts, each of which shall constitute an original and all of which together shall constitute one and the same agreement.

            17. Headings. The section headings used herein are for convenience only and shall not affect the construction hereof.

            18. Definitions. The terms which follow, when used in this Agreement, shall have the meanings indicated.

            "Act" shall mean the Securities Act of 1933, as amended, and the rules and regulations of the Commission promulgated thereunder.

            "Basic Prospectus" shall mean the prospectus referred to in paragraph 1(a) above contained in the Registration Statement at the Effective Date including any Preliminary Final Prospectus.

            "Business Day" shall mean any day other than a Saturday, a Sunday or a legal holiday or a day on which banking institutions or trust companies are authorized or obligated by law to close in New York City.

            "Commission" shall mean the Securities and Exchange Commission.

            "Effective Date" shall mean each date and time that the Registration Statement, any post-effective amendment or amendments thereto and any Rule 462(b) Registration Statement became or become effective.

            "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission promulgated thereunder.

            "Execution Time" shall mean the date and time that this Agreement is executed and delivered by the parties hereto.

            "Final Prospectus" shall mean the prospectus supplement relating to the Securities that was first filed pursuant to Rule 424(b) after the Execution Time, together with the Basic Prospectus and, in each case, the documents incorporated therein by reference.

            "Hotels" shall mean each of the 148 hotels the Operating Partnership, directly or indirectly, currently own interest in as described in the Final Prospectus.

            "Management Agreement" shall mean separate management agreements pursuant to which third parties operate and manage the 148 Hotels.

            "Operating Partnership" shall mean FelCor Lodging Limited Partnership, a Delaware limited partnership.

            "Preliminary Final Prospectus" shall mean any preliminary prospectus supplement to the Basic Prospectus which describes the Securities and the offering thereof and is used prior to filing of the Final Prospectus, together with the Basic Prospectus.

            "Registration Statement" shall mean the registration statement referred to in paragraph 1(a) above, including exhibits and financial statements, as amended at the Execution Time (or, if not effective at the Execution Time, in the form in which it shall become effective) and, in the event any post-effective amendment thereto or any Rule 462(b) Registration Statement becomes effective prior to the Closing Date, shall also mean such registration statement as so amended or such Rule 462(b) Registration Statement, as the case may be. Such term shall include any Rule 430A Information deemed to be included therein at the Effective Date as provided by Rule 430A.

            "Rule 415", "Rule 424", "Rule 430A" and "Rule 462" refer to such rules under the Act.

            "Rule 430A Information" shall mean information with respect to the Securities and the offering thereof permitted to be omitted from the Registration Statement when it becomes effective pursuant to Rule 430A.

            "Rule 462(b) Registration Statement" shall mean a registration statement and any amendments thereto filed pursuant to Rule 462(b) relating to the offering covered by the registration statement referred to in Section 1(a) hereof.

            "Series A Preferred Stock" shall mean the $1.95 Series A Cumulative Convertible Preferred Stock of the Company.

            "Series B Preferred Stock" shall mean the 9% Series B Cumulative Redeemable Preferred Stock of the Company.

            "Significant Subsidiaries" shall mean FelCor Hotel Asset Company, L.L.C., FelCor/CSS Hotels, L.L.C., each a Delaware limited liability company, and FelCor/CSS Holdings, L.P., a Delaware limited partnership.

            "Units" shall mean the units of partnership interest in the Operating Partnership owned, directly or indirectly, by the Company.

            If the foregoing is in accordance with your understanding of our agreement, please sign and return to us the enclosed duplicate hereof, whereupon this letter and your acceptance shall represent a binding agreement among the Company and the several Underwriters.

                                             Very truly yours,

                                             FELCOR LODGING TRUST INCORPORATED

                                             By: ______________________________
                                                 Name:
                                                 Title:

The foregoing Agreement is hereby
confirmed and accepted as of the date first above written.

MORGAN STANLEY & CO. INCORPORATED
A.G. EDWARDS & SONS, INC.
DEUTSCHE BANK SECURITIES INC.

By: MORGAN STANLEY & CO. INCORPORATED

_____________________________________
Name:
Title:

                                   SCHEDULE I

                                                                  NUMBER OF
                                                               DEPOSITARY SHARES
UNDERWRITERS                                                    TO BE PURCHASED
------------                                                   -----------------
Morgan Stanley & Co. Incorporated.........................         3,510,000
A.G. Edwards & Sons, Inc..................................           945,000
Deutsche Bank Securities Inc..............................           945,000
                                                                   ---------
                                   Total..................         5,400,000

                                   SCHEDULE II

          LIST OF THE SUBSIDIARIES OF FELCOR LODGING TRUST INCORPORATED

                                                    STATE AND FORM OF
                NAME                                  ORGANIZATION                       OWNERSHIP INTEREST
------------------------------              ---------------------------------      ---------------------------------
FelCor Nevada Holdings, L.L.C.              Nevada; Limited Liability Company      100% owned by FelCor

Special Remote I, Inc.                      Delaware; Corporation                  100% owned by FelCor

FelCor Holdings Trust                       Massachusetts; Business Trust          100% owned by FelCor Nevada
                                                                                   Holdings, L.L.C.

FelCor Lodging Limited Partnership          Delaware; Limited Partnership          2.9% GP interest owned by FelCor;
                                                                                   93% LP interest owned by FelCor
                                                                                   Nevada

FelCor/CSS Hotels, L.L.C.                   Delaware; Limited Liability Company    100% owned by FelCor LP

FelCor/CSS Holdings, L.P.                   Delaware; Limited Partnership          1% GP interest owned by FelCor/CSS
                                                                                   Hotels; 99% LP interest owned by
                                                                                   FelCor LP

FelCor/St. Paul Holdings, L.P.              Delaware; Limited Partnership          1% GP interest owned by FelCor/CSS
                                                                                   Hotels; 99% LP interest owned by
                                                                                   FelCor LP

FelCor/Charlotte Hotel, L.L.C.              Delaware; Limited Liability Company    50% owned by FelCor/CSS Hotels

FelCor/Indianapolis Hotel, L.L.C.           Delaware; Limited Liability Company    50% owned by FelCor/CSS Hotels

E.S. Charlotte Limited Partnership          Minnesota; Limited Partnership         2% GP interest owned by
                                                                                   FelCor/Charlotte; 49% LP interest
                                                                                   owned by FelCor LP

E.S. North, an Indiana Limited Partnership  Indiana; Limited Partnership           2% GP interest owned by
                                                                                   FelCor/Indianapolis; 49% LP
                                                                                   interest owned by FelCor LP

FCH/PSH, L.P.                               Pennsylvania; Limited Partnership      1% GP interest owned by FelCor/CSS
                                                                                   Hotels; 99% LP interest owned by
                                                                                   FelCor LP

FelCor Lodging Holding Company, L.L.C.      Delaware; Limited Liability Company    100% owned by FelCor LP; special
                                                                                   0% interest owned by Special
                                                                                   Remote I, Inc.

FelCor Lodging Company, L.L.C.              Delaware; Limited Liability Company    100% owned by FelCor Lodging
                                                                                   Holding Company, L.L.C.

FelCor Hotel Operating Company, L.L.C.      Delaware; Limited Liability Company    100% owned by FelCor LP

                                                      STATE AND FORM OF
              NAME                                      ORGANIZATION                         OWNERSHIP INTEREST
------------------------------------------   -----------------------------------    ----------------------------------------
FelCor Pennsylvania Company, L.L.C.          Delaware; Limited Liability Company    100% owned by FHOC

FelCor Hospitality Holding Company,          Delaware; Limited Liability Company    100% owned by FHOC
L.L.C.

FelCor Hospitality Company, L.L.C.           Delaware; Limited Liability Company    100% owned by FelCor Hospitality
                                                                                    Holding Company, L.L.C.

FelCor  Hotel Asset Company, L.L.C.          Delaware; Limited Liability Company    100% owned by FelCor LP

FHAC Nevada Holdings, L.L.C.                 Nevada; Limited Liability Company      100% owned by FHAC

FHAC Texas Holdings, L.P.                    Texas; Limited Partnership             1% GP interest owned by FHAC and
                                                                                    99% LP interest owned by FHAC
                                                                                    Nevada Holdings, L.L.C.

FelCor HHCL Company, L.L.C.                  Delaware; Limited Liability Company    100% owned by FHAC

FelCor Hotels GenPar, L.L.C.                 Delaware; Limited Liability Company    100% owned by FelCor HHCL

FelCor Hotels LimPar, L.L.C.                 Delaware; Limited Liability Company    100% owned by FelCor HHCL

HHHC GenPar, L.P.                            Delaware; Limited Partnership          1% GP interest owned by FelCor
                                                                                    GenPar, and 99% LP interest owned
                                                                                    by FelCor LimPar

FelCor Hotel Company, Ltd.                   Texas; Limited Partnership             87% GP interest owned by HHHC
                                                                                    GenPar, L.P.and 13% LP interest
                                                                                    owned by FelCor LimPar

FelCor Hotels GenPar II, L.L.C.              Delaware; Limited Liability Company    100% owned by FelCor Hotel Company

FelCor Hotel Company II, Ltd.                Texas; Limited Partnership             1% GP interest owned by FelCor
                                                                                    Hotels GenPar II, L.L.C. and 99% LP
                                                                                    interest owned by FelCor Hotel
                                                                                    Company

FelCor Chat-Lem, L.L.C.                      Delaware; Limited Liability Company    100% owned by FHAC

HI Chat-Lem/Iowa - New Orleans Venture       Louisiana; General Partnership         50% owned by FelCor Chat-Lem,
                                                                                    L.L.C.

FelCor Philadelphia Center, L.L.C.           Delaware; Limited Liability Company    100% owned by FHAC

FelCor Marshall Motels, L.L.C.               Delaware; Limited Liability Company    100% owned by FHAC

Center City Hotel Associates                 Pennsylvania; Limited Partnership      1% GP interest owned by FelCor
                                                                                    Philadelphia Center, L.L.C. and 99% LP
                                                                                    interest owned by FelCor Marshall Motels,
                                                                                    L.L.C.

                                                      STATE AND FORM OF
              NAME                                      ORGANIZATION                         OWNERSHIP INTEREST
------------------------------------------   -----------------------------------    -----------------------------------------
FelCor Hotels Financing II, L.L.C.           Delaware; Limited Liability Company    100% owned by FelCor TRS

FelCor Hotels Financing I, L.L.C.            Delaware; Limited Liability Company    100% owned by FelCor Hotels
                                                                                    Financing II, L.L.C.

FelCor Hotels Investments I, Ltd.            Texas; Limited Partnership             1% GP interest owned by FelCor
                                                                                    Financing I and 99% LP interest
                                                                                    owned by FelCor TRS

FelCor Hotels Investments II, Ltd.           Texas; Limited Partnership             1% GP interest owned by FelCor Financing
                                                                                    I and 99% LP interest owned by FelCor TRS

FelCor Salt Lake, L.L.C.                     Delaware; Limited Liability Company    100% owned by FHAC

FelCor St. Louis Company, L.L.C.             Delaware; Limited Liability Company    100% owned by FHAC

FelCor Canada Holding GP, L.L.C.             Delaware; Limited Liability Company    100% owned by FHAC

FelCor Canada Holding, L.P.                  Delaware; Limited Partnership          1% GP interest owned by FelCor
                                                                                    Canada Holding GP, L.L.C. and 99%
                                                                                    LP interest owned by FHAC

FelCor Canada Co.                            Nova Scotia; Unlimited Liability       100% owned by FelCor Canada
                                                                                    Holding, L.P.
                                             Company

FelCor Omaha Hotel Company, L.L.C.           Delaware; Limited Liability Company    100% owned by FelCor LP

FelCor Country Villa Hotel, L.L.C.           Delaware; Limited Liability Company    100% owned by FelCor Omaha

FelCor Moline Hotel, L.L.C.                  Delaware; Limited Liability Company    100% owned by FelCor Omaha

FelCor Eight Hotels, L.L.C.                  Delaware; Limited Liability Company    100% owned by FelCor LP

EPT Meadowlands Limited Partnership          Delaware; Limited Partnership          1% GP interest owned by FelCor Eight
                                                                                    Hotels; 49% LP interest owned by
                                                                                    FelCor LP

EPT Kansas City Limited Partnership          Delaware; Limited Partnership          1% GP interest owned by FelCor Eight
                                                                                    Hotels; 49% LP interest owned by
                                                                                    FelCor LP

EPT San Antonio Limited Partnership          Delaware; Limited Partnership          1% GP interest owned by FelCor Eight
                                                                                    Hotels; 49% LP interest owned by
                                                                                    FelCor LP

EPT Austin Limited Partnership               Delaware; Limited Partnership          1% GP interest owned by FelCor Eight
                                                                                    Hotels; 49% LP interest owned by
                                                                                    FelCor LP

                                                      STATE AND FORM OF
              NAME                                      ORGANIZATION                         OWNERSHIP INTEREST
------------------------------------------   -----------------------------------    ------------------------------------
EPT Overland Park Limited Partnership        Delaware; Limited Partnership          1% GP interest owned by FelCor Eight
                                                                                    Hotels; 49% LP interest owned by
                                                                                    FelCor LP

EPT Atlanta - Perimeter Center Limited       Delaware; Limited Partnership          1% GP interest owned by FelCor Eight
Partnership                                                                         Hotels; 49% LP interest owned by
                                                                                    FelCor LP

EPT Raleigh Limited Partnership              Delaware; Limited Partnership          1% GP interest owned by FelCor Eight
                                                                                    Hotels; 49% LP interest owned by
                                                                                    FelCor LP

EPT Covina Limited Partnership               Delaware; Limited Partnership          1% GP interest owned by FelCor Eight
                                                                                    Hotels; 49% LP interest owned by
                                                                                    FelCor LP

Promus/FCH Condominium Company,              Delaware; Limited Liability Company    50% owned by KPDC
L.L.C.

Promus/FCH Development Company,              Delaware; Limited Liability Company    50% owned by FelCor LP
L.L.C.

Promus/FelCor San Antonio Venture            Texas; General Partnership             50% GP interest owned by FelCor LP

Promus/FelCor Parsippany Venture             New Jersey; General Partnership        50% GP interest owned by FelCor LP

MHV Joint Venture                            Texas; General Partnership             50% GP interest owned by FelCor LP

Promus/FelCor Lombard Venture                Illinois; General Partnership          50% GP interest owned by FelCor LP

Promus/FelCor Hotels, L.L.C.                 Delaware; Limited Liability Company    1% owned by Promus/FelCor
                                                                                    Manager, Inc.; 99% owned by EPT
                                                                                    Atlanta, EPT  Austin, EPT Covina,
                                                                                    EPT Overland  Park, EPT Raleigh,
                                                                                    EPT San Antonio, Lombard JV, MHV
                                                                                    JV and Parsippany JV

Kingston Plantation Development Corp.        Delaware; Corporation                  100% owned by FelCor TRS

Promus/FelCor Manager, Inc.                  Delaware; Corporation                  50% owned by KPDC

FelCor/New Orleans Annex, L.L.C.             Delaware; Limited Liability Company    100% owned by KPDC

Brighton at Kingston Plantation, L.L.C.      Delaware; Limited Liability Company    50% owned by KPDC

Margate Towers at Kingston Plantation,       Delaware; Limited Liability Company    100% owned by KPDC
L.L.C.

FCH/DT Hotels, L.L.C.                        Delaware; Limited Liability Company    90% owned by FelCor LP

                                                      STATE AND FORM OF
              NAME                                      ORGANIZATION                         OWNERSHIP INTEREST
------------------------------------------   -----------------------------------    -------------------------------------
FCH/DT Holdings, L.P.                        Delaware; Limited Partnership          1% GP interest owned by FCH/DT
                                                                                    Hotels; 89.1% LP interest owned by
                                                                                    FelCor LP

FCH/DT BWI Holdings, L.P.                    Delaware; Limited Partnership          1% GP interest owned by FCH/DT Hotels;
                                                                                    99% LP interest owned by
                                                                                    FCH/DT Holdings, LP

FelCor/LAX Hotels, L.L.C.                    Delaware; Limited Liability Company    100% owned by FelCor LP

FelCor/LAX Holdings, L.P.                    Delaware; Limited Partnership          1% GP Interest owned by FelCor/LAX
                                                                                    Hotels; 99% LP interest owned by
                                                                                    FelCor LP

Los Angeles International Airport Hotel      Texas; Limited Partnership             50% GP interest owned by
Associates, a Texas limited partnership                                             FelCor/LAX Holdings, L.P. and 48%
                                                                                    LP interest owned by FelCor/LAX
                                                                                    Hotels

Park Central Joint Venture                   Texas; General Partnership             60% owned by FelCor LP

FelCor Airport Utilities, L.L.C.             Delaware; Limited Liability Company    100% owned by FHAC

FelCor/MM Hotels, L.L.C.                     Delaware; Limited Liability Company    100% owned by FelCor LP

FelCor/MM Holdings, L.P.                     Delaware; Limited Partnership          1% GP interest owned by FelCor/MM
                                                                                    Hotels, L.L.C. and 99% LP interest
                                                                                    owned by FelCor LP

FelCor/Tysons Corner Hotel Company, LLC      Delaware; Limited Liability Company    100% owned by FelCor LP

Tysons Corner Hotel Company, L.L.C.          Delaware; Limited Liability Company    50% owned by FelCor/Tysons Corner
                                                                                    Hotel Company, L.L.C.

FelCor/MM S-7 Hotels, L.L.C.                 Delaware; Limited Liability Company    100% owned by FelCor LP

FelCor/MM S-7 Holdings, L.P.                 Delaware; Limited Partnership          1% GP interest owned by FelCor/MM
                                                                                    S-7 Hotels, L.L.C. and 99% LP
                                                                                    interest owned by FelCor LP

FelCor/CMB Buckhead Hotel, L.L.C.            Delaware; Limited Liability Company    100% owned by FelCor LP

FelCor/CMB Corpus Hotel, L.L.C.              Delaware; Limited Liability Company    100% owned by FelCor LP

FelCor/CMB Corpus Holdings, L.P.             Delaware; Limited Partnership          1% GP interest owned by
                                                                                    FelCor/CMB Corpus Hotel, L.L.C.
                                                                                    and 99% LP interest owned by FelCor
                                                                                    LP

FelCor/CMB Deerfield Hotel, L.L.C.           Delaware; Limited Liability Company    100% owned by FelCor LP

                                                      STATE AND FORM OF
              NAME                                      ORGANIZATION                         OWNERSHIP INTEREST
------------------------------------------    ----------------------------------    -----------------------------------
FelCor/CMB Marlborough Hotel, L.L.C.         Delaware; Limited Liability Company    100% owned by FelCor LP

FelCor/CMB New Orleans Hotel, L.L.C.         Delaware; Limited Liability Company    100% owned by FelCor LP

FelCor/CMB Orsouth Hotel, L.L.C.             Delaware; Limited Liability Company    100% owned by FelCor LP

FelCor/CMB Orsouth Holdings, L.P.            Delaware; Limited Partnership          1% GP interest owned by
                                                                                    FelCor/CMB Orsouth Hotel, L.L.C.
                                                                                    and 99% LP interestowned by FelCor
                                                                                    LP

FelCor/CMB Piscataway Hotel, L.L.C.          Delaware; Limited Liability Company    100% owned by FelCor LP

FelCor/CMB SSF Hotel, L.L.C.                 Delaware; Limited Liability Company    100% owned by FelCor/CSS
                                                                                    Holdings, L.P.

FelCor/CMB SSF Holdings, L.P.                Delaware; Limited Partnership          1% GP interest owned by
                                                                                    FelCor/CMB SSF Hotel, L.L.C. and
                                                                                    99% LP interest owned by
                                                                                    FelCor/CSS Holdings, L.P.

FCH/IHC Hotels, L.P.                         Delaware; Limited Partnership          0.5% GP interest owned by FHAC and
                                                                                    49.955% LP interest owned by FelCor
                                                                                    LP

FCH/IHC Dallas Holdings, L.L.C.              Delaware; Limited Liability Company    100% owned by FCH/IHC

FCH/IHC Dallas Hotels, L.P.                  Delaware; Limited Partnership          1% GP interest owned by FCH/IHC
                                                                                    Dallas Holdings, L.L.C. and 99% LP
                                                                                    interest owned by FCH/IHC

FCH/IHC I-10 Holdings, L.L.C.                Delaware; Limited Liability Company    100% owned by FCH/IHC

FCH/IHC I-10 Hotels, L.P.                    Delaware; Limited Partnership          1% GP interest owned by FCH/IHC I-
                                                                                    10 Holdings, L.L.C. and 99% LP
                                                                                    interest owned by FCH/IHC

FCH/IHC Atlanta Hotels, L.L.C.               Delaware; Limited Liability Company    100% owned by FCH/IHC

FCH/IHC Scottsdale Hotels, L.L.C.            Delaware; Limited Liability Company    100% owned by FCH/IHC

FCH/IHC Houston Holdings, L.L.C.             Delaware; Limited Liability Company    100% owned by FCH/IHC

FCH/IHC Houston Hotels, L.P.                 Delaware; Limited Partnership          1% GP interest owned by FCH/IHC
                                                                                    Houston Holdings, L.L.C. and 99% LP
                                                                                    interest owned by FCH/IHC

                                                      STATE AND FORM OF
              NAME                                      ORGANIZATION                         OWNERSHIP INTEREST
------------------------------------------   -----------------------------------    -----------------------------------
FCH/HHC Hotels, L.L.C.                       Delaware; Limited Liability Company    50% Class B interest owned by Great
                                                                                    Plains Investments, L.L.C. and 50%
                                                                                    Class B interest owned by FelCor
                                                                                    Omaha Hotel Company, L.L.C.

FelCor/JPM Lodging Co., L.L.C.*              Delaware; Limited Liability Company    100% owned by FelCor LP

FelCor/JPM Holdings, L.L.C.*                 Delaware; Limited Liability Company    100% owned by FelCor/JPM
                                                                                    Lodging Co., L.L.C.

FelCor/JPM Hotels, L.L.C.*                   Delaware; Limited Liability Company    100% owned by FelCor/JPM
                                                                                    Holdings, L.L.C.

FelCor/JPM Atlanta ES Hotel, L.L.C.          Delaware; Limited Liability Company    100% owned by FelCor LP

FelCor/JPM Atlanta CP Hotel, L.L.C.          Delaware; Limited Liability Company    100% owned by FelCor LP

FelCor/JPM LBV Hotel, L.L.C.                 Delaware; Limited Liability Company    100% owned by FelCor LP

FelCor/JPM Boca Raton Hotel, L.L.C.          Delaware; Limited Liability Company    100% owned by FelCor LP

FelCor/JPM Brunswick Hotel, L.L.C.           Delaware, Limited Liability Company    100% owned by FelCor LP

FCH/DT BWI Hotel, L.L.C.                     Delaware; Limited Liability Company    100% owned by FCH/DT BWI
                                                                                    Holdings, L.P.

FelCor/JPM BWI Hotel, L.L.C.                 Delaware; Limited Liability Company    100% owned by FCH/DT BWI
                                                                                    Hotel, L.L.C.

FelCor/JPM Denver Hotel, L.L.C.              Delaware; Limited Liability Company    100% owned by FCH/DT
                                                                                    Holdings, L.P.

FelCor/JPM Wilmington Hotel, L.L.C.          Delaware; Limited Liability Company    100% owned by FCH/DT
                                                                                    Holdings, L.P.

FelCor/JPM Austin Hotel, L.L.C.              Delaware; Limited Liability Company    100% owned by FCH/DT
                                                                                    Holdings, L.P.

FelCor/JPM Austin Holdings, L.P.             Delaware; Limited Partnership          1% GP owned by FelCor/JPM Austin
                                                                                    Hotel, L.L.C. and 99% LP interest
                                                                                    owned by FCH/DT Holdings, L.P.

FelCor/JPM Austin HI Hotel, L.L.C.           Delaware; Limited Liability Company    100% owned by FelCor LP

FelCor/JPM Austin HI Holdings, L.P.          Delaware; Limited Partnership          1% GP interest owned by FelCor/JPM
                                                                                    Austin  HI Hotels, L.L.C. and 99% LP
                                                                                    interest owned by FelCor LP

FelCor/JPM Phoenix Hotel, L.L.C.             Delaware; Limited Liability Company    100% owned by FelCor LP

                                                      STATE AND FORM OF
              NAME                                      ORGANIZATION                         OWNERSHIP INTEREST
------------------------------------------   -----------------------------------    -----------------------------------
FelCor/JPM Mandalay Hotel, L.L.C.            Delaware; Limited Liability Company    100% owned by FelCor LP

FelCor/JPM Nashville Hotel, L.L.C.           Delaware, Limited Liability Company    100% owned by FelCor LP

FelCor/JPM Orlando Hotel, L.L.C.             Delaware; Limited Liability Company    100% owned by FelCor LP

FelCor/JPM Orlando I-Drive Hotel, L.L.C.     Delaware; Limited Liability Company    100% owned by FelCor LP

FelCor/JPM Troy Hotel, L.L.C.                Delaware; Limited Liability Company    100% owned by FCH/DT
                                                                                    Holdings, L.P.

FelCor TRS I, L.L.C.                         Delaware; Limited Liability Company    100% owned by FelCor LP

FelCor TRS Holdings, L.P.                    Delaware; Limited Partnership          1% GP interest owned by FelCor TRS
                                                                                    I, L.L.C. and 99% LP interest owned
                                                                                    by FelCor LP

FelCor TRS II, Inc.                          Delaware; Corporation                  100% owned by FelCor LP

DJONT Operations, L.L.C.                     Delaware; Limited Liability Company    100% owned by FelCor TRS

DJONT Leasing, L.L.C.                        Delaware; Limited Liability Company    100% voting interest owned by
                                                                                    DJONT

DJONT/EPT Manager, Inc.                      Delaware; Corporation                  100% owned by DJONT

DJONT/EPT Leasing, L.L.C.                    Delaware; Limited Liability Company    1% owned by DJONT/EPT Manager,
                                                                                    Inc. and 99% owned by DJONT

FCH/DT Leasing, L.L.C.                       Delaware; Limited Liability Company    100% voting interest and 50%
                                                                                    economic interest owned by DJONT

FCH/DT Leasing II, L.L.C.                    Delaware; Limited Liability Company    100% voting interest and 50%
                                                                                    economic interest owned by DJONT

FCH/SH Leasing, L.L.C.                       Delaware; Limited Liability Company    100% owned by DJONT

FCH/SH Leasing II, L.L.C.                    Delaware; Limited Liability Company    100% voting interest and 50%
                                                                                    economic interest owned by DJONT

DJONT/CMB Buckhead Leasing, L.L.C.           Delaware; Limited Liability Company    100% owned by FelCor TRS

DJONT/CMB FCOAM, L.L.C.                      Delaware; Limited Liability Company    100% owned by FelCor TRS

DJONT/CMB Deerfield Leasing, L.L.C.          Delaware; Limited Liability Company    100% owned by FelCor TRS

DJONT/CMB Corpus Leasing, L.L.C.             Delaware; Limited Liability Company    100% owned by FelCor TRS

DJONT/CMB SSF Leasing, L.L.C.                Delaware; Limited Liability Company    100% owned by FelCor TRS

                                                      STATE AND FORM OF
              NAME                                      ORGANIZATION                         OWNERSHIP INTEREST
------------------------------------------   -----------------------------------    ------------------------------------
DJONT/CMB Orsouth Leasing, L.L.C.            Delaware; Limited Liability Company    100% owned by FelCor TRS

DJONT/CMB New Orleans Leasing, L.L.C.        Delaware; Limited Liability Company    100% owned by FelCor TRS

DJONT/CMB Piscataway Leasing, L.L.C.         Delaware; Limited Liability Company    100% owned by FelCor TRS

BHR Operations, L.L.C.                       Delaware; Limited Liability Company    100% owned by FelCor TRS

FCH/JVEIGHT Leasing, L.L.C.                  Delaware; Limited Liability Company    100% owned by BHR

FCH/IHC Leasing, L.P.                        Delaware; Limited Partnership          0.5% GP interest owned by
                                                                                    FCH/JVEIGHT Leasing, L.L.C. and
                                                                                    49.955% LP interest owned by BHR

FCH/IHC Atlanta Leasing, L.L.C.              Delaware; Limited Liability Company    100% owned by FCH/IHC Leasing

FCH/IHC Scottsdale Leasing, L.L.C.           Delaware; Limited Liability Company    100% owned by FCH/IHC Leasing

FCH/IHC I-10 Leasing GP, L.L.C.              Delaware; Limited Liability Company    100% owned by FCH/IHC Leasing

FCH/IHC I-10 Leasing, L.P.                   Delaware; Limited Partnership          1% GP interest owned by FCH/IHC I-
                                                                                    10 Leasing GP, L.L.C. and 99% LP
                                                                                    interest owned by FCH/IHC Leasing

FCH/IHC Houston Leasing GP, L.L.C.           Delaware; Limited Liability Company    100% owned by FCH/IHC Leasing

FCH/IHC Houston Leasing, L.P.                Delaware; Limited Partnership          1% GP interest owned by FCH/IHC
                                                                                    Houston Leasing GP, L.L.C. and 99%
                                                                                    LP interest owned by FCH/IHC
                                                                                    Leasing

FCH/IHC Dallas Leasing GP, L.L.C.            Delaware; Limited Liability Company    100% owned by FCH/IHC Leasing

FCH/IHC Dallas Leasing, L.P.                 Delaware; Limited Partnership          1% GP interest owned by FCH/IHC
                                                                                    Dallas Leasing GP, L.L.C. and 99%
                                                                                    LP interest owned by FCH/IHC
                                                                                    Leasing

FCH/HHC Leasing, L.L.C.                      Delaware; Limited Liability Company    100% owned by BHR

BHR Hotels Finance, Inc.                     Delaware; Corporation                  1% GP interest owned by BHR Hotels
                                                                                    Finance, Inc.; 99% LP interest owned
                                                                                    by BHR

BHR Lodging Tenant Company                   Delaware; Corporation                  100% owned by BHR

BHR Canada Tenant Company                    Nova Scotia; Unlimited Liability       100% owned by BHR
                                             Company

                                                      STATE AND FORM OF
              NAME                                      ORGANIZATION                         OWNERSHIP INTEREST
------------------------------------------   -----------------------------------    ------------------------------------
BHR Salt Lake Tenant Company, L.L.C.         Delaware; Limited Liability Company    100% owned by FelCor LP

BHR Texas Leasing GP, L.L.C.                 Delaware; Limited Liability Company    100% owned by BHR Operations,
                                                                                    L.L.C.

BHR Texas Leasing, L.P.                      Delaware; Limited Partnership          1% GP interest owned by BHR Texas
                                                                                    Leasing GP, L.L.C. and 99% LP
                                                                                    interest owned by BHR Operations,
                                                                                    L.L.C.

DJONT/JPM Tenant Co., L.L.C.*                Delaware; Limited Liability Company    100% owned by FelCor TRS
                                                                                    Holdings, L.P.

DJONT/JPM Holdings, L.L.C.*                  Delaware; Limited Liability Company    100% owned by DJONT/JPM Tenant
                                                                                    Co., L.L.C.

DJONT/JPM Leasing, L.L.C.*                   Delaware; Limited Liability Company    100% owned by DJONT/JPM
                                                                                    Holdings, L.L.C.

DJONT/JPM Austin Tenant Co., L.L.C.          Delaware; Limited Liability Company    100% owned by FelCor TRS
                                                                                    Holdings, L.P.

DJONT/JPM Austin Leasing, L.P.               Delaware; Limited Partnership          1% GP interest owned by
                                                                                    DJONT/JPM Austin Tenant
                                                                                    Co., L.L.C. and 99% LP interest held
                                                                                    by FelCor TRS Holdings, L.P.

DJONT/JPM Austin HI Tenant Co., L.L.C.       Delaware; Limited Liability Company    100% owned by FelCor TRS
                                                                                    Holdings, L.P.

DJONT/JPM Austin HI Leasing, L.P.            Delaware; Limited Partnership          1% GP interested owned by
                                                                                    DJONT/JPM Austin HI Tenant Co.
                                                                                    and 99% LP interest held by FelCor
                                                                                    TRS Holdings, L.P.

DJONT/JPM Atlanta CP Leasing, L.L.C.         Delaware; Limited Liability Company    100% owned by FelCor TRS
                                                                                    Holdings, L.P.

DJONT/JPM Atlanta ES Leasing, L.L.C.         Delaware; Limited Liability Company    100% owned by FelCor TRS
                                                                                    Holdings, L.P.

DJONT/JPM Boca Raton Leasing, L.L.C.         Delaware; Limited Liability Company    100% owned by FelCor TRS
                                                                                    Holdings, L.P.

DJONT/JPM Brunswick Leasing, L.L.C.          Delaware, Limited Liability Company    100% owned by FelCor TRS
                                                                                    Holdings, L.P.

DJONT/JPM Denver Leasing, L.L.C.             Delaware; Limited Liability Company    100% owned by FelCor TRS
                                                                                    Holdings, L.P.

                                                      STATE AND FORM OF
              NAME                                      ORGANIZATION                         OWNERSHIP INTEREST
------------------------------------------   -----------------------------------    ---------------------------------
DJONT/JPM LBV Leasing, L.L.C.                Delaware; Limited Liability Company    100% owned by FelCor TRS
                                                                                    Holdings, L.P.

DJONT/JPM Phoenix Leasing, L.L.C.            Delaware; Limited Liability Company    100% owned by FelCor TRS
                                                                                    Holdings, L.P.

DJONT/JPM Mandalay Leasing, L.L.C.           Delaware; Limited Liability Company    100% owned by FelCor TRS
                                                                                    Holdings, L.P.

DJONT/JPM BWI Leasing, L.L.C.                Delaware; Limited Liability Company    100% owned by FelCor TRS
                                                                                    Holdings, L.P.

DJONT/JPM Orlando Leasing, L.L.C.            Delaware; Limited Liability Company    100% owned by FelCor TRS
                                                                                    Holdings, L.P.

DJONT/JPM Orlando I-Drive Leasing,           Delaware; Limited Liability Company    100% owned by FelCor TRS
L.L.C.                                                                              Holdings, L.P.

DJONT/JPM Troy Leasing, L.L.C.               Delaware; Limited Liability Company    100% owned by FelCor TRS
                                                                                    Holdings, L.P.

DJONT/JPM Wilmington Leasing, L.L.C.         Delaware; Limited Liability Company    100% owned by FelCor TRS
                                                                                    Holdings, L.P.

Myrtle Beach Hotels, L.L.C.                  Delaware; Limited Liability Company    100% owned by FelCor L.P.

TRS/DT Hotel, L.L.C.                         Delaware; Limited Liability Company    90% owned by FelCor TRS Holdings,
                                                                                    L.P. and 10% owned by DTR FCH
                                                                                    Holdings, Inc.

TRS/DT Holdings, L.P.                        Delaware; Limited Partnership          1% GP interest owned by TRS/DT
                                                                                    Hotel, L.L.C., 89.9% LP interest
                                                                                    owned by FelCor TRS Holdings, L.P.
                                                                                    and 9.9% LP interest owned by DTR
                                                                                    FCH Holdings, Inc.

Grande Palms, L.L.C.                         Delaware; Limited Liability Company    100% owned by Kingston Plantation
                                                                                    Development Corp.

* An equity interest in this entity has been pledged to secure indebtedness.